UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23408

Clarion Partners Real Estate Income Fund Inc.

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

ITEM 1.	REPORT TO STOCKHOLDERS

(a)	The Report to Shareholders is filed herewith

Clarion Partners Real
Estate Income Fund Inc.
Semi-Annual Report | June 30, 2026

Fund Objective
The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of private commercial real estate and publicly traded real estate securities.
What’s Inside

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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

Management discussion of fund performance
Dear Shareholder,
We are pleased to provide the semi-annual report of Clarion Partners Real Estate Income Fund Inc. (the “Fund” or “CPREX”) for the six months ended June 30, 2026, a period marked by positive real estate performance despite significant geopolitical and macroeconomic uncertainty. So far in 2026, the Fund has:

Delivered a total return of 2.79% and an average annualized monthly distribution of 7.07%[1]
Deployed $225 million of capital into
eight private real estate equity
investments: three senior housing
communities, three medical office
buildings, and two industrial outdoor
storage (IOS) facilities

Offered 5.0% of NAV in liquidity to investors each quarter and fulfilled 100% of requests, which averaged 1.36% of NAV[2]	Maintained a healthy leverage position, ending the period with combined fund leverage (including unconsolidated subsidiaries) of 14.5%, gearing toward the long-term target range of 25% - 40%
CPREX offers investors access to Clarion Partners’ longstanding institutional platform through a simple, transparent structure registered under the Investment Company Act of 1940, as amended. Historically, the Fund has provided both steady current income and growth through appreciation, delivering positive total returns even during the recent period of persistent volatility across public markets. Since inception in 2019, the Fund has provided an annualized return of 8.14%1.
Supported by positive net capital flows since inception, the Fund has grown to $1.71 billion in gross asset value with 46 private real estate investments diversified across sectors and geographies. At the core of our investment strategy is a thematic, research-driven process that leverages macroeconomic trends to identify sectors, markets, and industries with the potential for sustained outperformance. This framework leads us to target HALO investments, or Hard Assets with Low Obsolescence, which we believe offer compelling diversification benefits, lower volatility, and low correlation to stocks, bonds, and publicly traded REITs. Importantly, HALO assets have the potential to generate dynamic income that grows over time through contractual tenant lease escalations and rising rents. They also offer the flexibility to adapt to evolving tenant needs and market conditions.
This investment framework continues to guide our capital deployment. Today, the Fund is focused on HALO assets across the distribution, housing, and healthcare sectors, where we see significant structural and demographic tailwinds supporting attractive long-term growth. For example, an aging U.S. population is creating local, sticky, and inelastic healthcare demand, leading to increased spending and decreased volatility across assets. At the other end of the age spectrum, Millennials and Gen-Zs drive continued e-commerce growth,
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
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increasing need for all types of distribution and warehousing assets. The investments the Fund made through the first half of 2026 across senior housing, medical office, and industrial outdoor storage reflect our conviction.
Notably absent from the portfolio are data centers. While we recognize the attractive growth prospects supporting the sector, data centers are often large, specialized assets that can introduce meaningful concentration risk and diminish the diversification benefits typical of an allocation to core private real estate. Data centers also tend to be more capital intensive and exposed to greater technological and obsolescence risk than the types of properties we target through our HALO investment framework. As a result, they are generally less aligned with the Fund’s emphasis on durable income, adaptability, and broad diversification.

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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

As a whole, U.S. private real estate values have stabilized and have now posted two years of income-driven positive returns, with capital markets remaining healthy overall. Following a pricing correction of approximately 20-30% across sectors, we believe private real estate continues to offer an attractive entry point for investors. As a result, transaction volumes are deepening and credit remains generally available for favored property types. Importantly, vacancy rates, construction starts, and new supply deliveries across CPREX’s target sectors remain favorable relative to long-term historical averages.
More broadly, the U.S. economy has remained resilient through the first half of 2026 despite ongoing geopolitical uncertainty and a shifting policy environment. While expectations for additional rate cuts have moderated, private real estate fundamentals remain constructive, supported by healthy occupancies, limited new supply, and improving capital markets activity. We believe the combination of a repriced market and ongoing dislocation is creating an attractive opportunity set, particularly for well-capitalized investors able to provide liquidity through both equity and debt investments. In this environment, we expect income to remain a significant driver of returns while selective capital deployment may enhance long-term value creation.
We believe the Fund’s rigorous research and investment processes, flexible investment strategy, and prudent liquidity profile position it well to capitalize on what we believe is an attractive environment for investing in core private real estate. We remain committed to delivering excellent service and supplementing the support you receive from your financial advisor, complemented by resources on our website, www.cprex.com, including:
•
 Fund prices and performance,
•
 Market insights and portfolio manager commentary, and
•
 Educational resources.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
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As we look forward to the rest of 2026, we thank you for your continued trust and partnership.
Sincerely,

Richard H. Schaupp	Janis Mandarino	Brent E. Jenkins
Managing Director Portfolio Manager	Managing Director Portfolio Manager	Managing Director Portfolio Manager

Jane Trust, CFA
President and Chief Executive Officer

All data is as of June 30, 2026, unless otherwise stated.
1
Class I shares.
2
Reflects amounts tendered by third-party investors only. Inclusive of affiliated investors, tenders fulfilled averaged 2.81% of NAV.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
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Performance review
For the six months ended June 30, 2026, Class I shares of Clarion Partners Real Estate Income Fund Inc. returned 2.79%. The S&P 500 Indexi and the Bloomberg U.S. Aggregate Indexii, representative of the broader U.S. equity and fixed income markets, returned 10.21% and 0.62%, respectively, over the same time period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness. During the six-month period, the Fund made distributions to shareholders totaling $0.40 per share (Class I shares). As of June 30, 2026, the Fund estimates that 32% of the distributions were sourced from net investment income and 68% constituted a return of capital.*  The performance table shows the six-month total return for each class as of June 30, 2026. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2026 (unaudited)
(excluding sales charges)	6 months
Clarion Partners Real Estate Income Fund Inc.:
Class I	2.79%
Class D	2.60%
Class S	2.31%
Class T	2.39%
S&P 500 Index	10.21%
Bloomberg U.S. Aggregate Index	0.62%
The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. Class T shares are subject to a maximum front-end sales charge of 3.00% of the offering price. In addition, Class T shares are subject to a dealer manager fee of 0.50% of the offering price. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
Performance of Class U shares is not shown because the inception date for this share class was May 4, 2026.
*
These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

Total Annual Operating Expenses (unaudited)
As of the Fund’s current prospectus dated April 28, 2026, the gross total annual fund operating expense ratios were as follows:
	Class I	Class D	Class S	Class T	Class U
Total annual operating expenses before expenses reimbursed	2.98%	3.11%	3.76%	3.69%	3.64%
Total annual operating expenses after reimbursing expenses*	2.95%	3.11%	3.76%	3.69%	3.64%

*	Included in the operating expense ratio of each class were property level expenses and expenses related to borrowings of 1.01% and 0.19%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real-estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.75% for Class I shares, 2.00% for Class D shares, 2.60% for Class S shares, 2.60% for Class T shares and 2.50% for Class U shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2027 without the Board of Directors’ consent.
The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund involves a considerable amount of risk. The Fund should be viewed as a long-term investment, as it is inherently illiquid and suitable only for investors who can bear the risks associated with the limited liquidity of the Fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no more than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee these repurchases will occur as scheduled, or at all. Shares will not be listed on a public exchange, and no secondary market is expected to develop. Shareholders may not be able to sell their shares in the Fund at all or at a favorable price. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.
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Performance review (cont’d)
The Fund’s investments are highly concentrated in real estate investments, and therefore will be subject to the risks typically associated with real estate, including but not limited to local, state, national or international economic conditions; including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High yield bonds possess greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.
ii
The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments
As of June 30, 2026

Regional Allocation (%) as a percent of gross real estate value
As of June 30, 2026

†
The charts above represent the composition of the Fund’s investments as of June 30, 2026, and do not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
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Consolidated schedule of investments (unaudited)
June 30, 2026
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
Value
Private Real Estate — 85.7%
Equity — 62.7%
Real Estate Investments — 49.7%
Healthcare — 14.1%
55 Messina Drive, Braintree, MA	$18,000,000 (a)(b)
2639 Curry Lane, Nokomis, FL	39,800,000 (a)
6810 10th Street, Greeley, CO	41,700,000 (a)
Denton Medical, Denton, TX	18,500,000 (a)
MorningStar of Avondale, Avondale, AZ	39,900,000 (a)
Vitality Franklin, Franklin, TN	49,400,000 (a)
Total Healthcare	207,300,000
Industrial — 23.8%
100 Friars Boulevard, West Deptford, NJ	30,600,000 (a)(b)
3828 Civic Center, Las Vegas, NV	8,600,000 (a)(b)
7251 Vickery, Benbrook, TX	8,654,564 (a)(c)
12000 East 56th Avenue, Denver, CO	12,300,000 (a)(b)
15550 Export Plaza Drive, Houston, TX	11,500,000 (a)
Chino Industrial Portfolio, Chino, CA	29,100,000 (a)(b)
Crossroad Logistics, Tampa, FL	18,400,000 (a)(b)
Hollywood Avenue, South Plainfield, NJ	21,200,000 (a)
Jedburg Logistics Park Building 2, Summerville, SC	26,500,000 (a)(d)
Mack Place, South Plainfield, NJ	18,000,000 (a)
Nordeast Business Center, Minneapolis, MN	20,200,000 (a)
Pacific Golden Valley, Santa Clarita, CA	63,300,000 (a)
Puyallup IOS, Puyallup, WA	7,000,000 (a)
Regional Airport Center II, Orlando, FL	19,700,000 (a)(b)
Rojas East Distribution Center, El Paso, TX	53,900,000 (a)(b)
Total Industrial	348,954,564
Mixed-Use — 2.4%
Congress Commons, Austin, TX	34,500,000 (a)(b)
Necessity Retail — 1.9%
Midtown Corner, Raleigh, NC	28,300,000 (a)(b)
Office — 2.6%
The Sheds on Charlotte, Nashville, TN	37,400,000 (a)(b)
Residential — 4.9%
Anker Haus, Charlotte, NC	18,000,000 (a)(b)
Retreat at Weaverville, Weaverville, NC	53,400,000 (a)(b)
Total Residential	71,400,000

Total Real Estate Investments (Cost — $718,868,338)	727,854,564
See Notes to Consolidated Financial Statements.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
			Stated Ownership %(e)	Value
Investments in Non-Consolidated Joint Ventures — 13.0%
Healthcare — 3.2%
Fusion Life Science HQ, Carlsbad, CA			85.0%	$14,177,841 (a)(f)
The Grand at Southern Hills, Las Vegas, NV			96.0%	32,964,873 (a)(f)
Total Healthcare				47,142,714
Industrial — 1.4%
456 Sullivan Avenue, South Windsor, CT			95.0%	20,342,611 (a)(f)
Residential — 8.4%
7th Street Station, Corvallis, OR			95.0%	20,984,844 (a)(f)
Gates at Marina, Marina, CA			87.5%	27,311,889 (a)(f)
Highland Station, Louisville, KY			90.0%	20,591,166 (a)(f)
Martinique Bay, Henderson, NV			80.0%	23,298,307 (a)(f)
Mosaic at Largo Station, Largo, MD			92.5%	31,277,621 (a)(f)
Total Residential				123,463,827

Total Investments in Non-Consolidated Joint Ventures (Cost — $181,791,846)				190,949,152

Total Equity (Cost — $900,660,184)				918,803,716
	Rate	Maturity Date	Face Amount
Real Estate Lending — 23.0%
Investments in Real Estate Loans — 12.2%
Healthcare — 3.1%
Pearl at Boulder Creek Senior Loan (SOFR + 3.400%, 3.500% SOFR floor)	7.020%	3/1/28	$46,009,524	46,009,524 (a)(g)
Industrial — 3.4%
Agellan Portfolio III Mezzanine Loan (SOFR + 5.750%)	9.375%	7/9/27	50,000,000	50,000,000 (a)(g)
Office — 0.7%
Memphis Logistics Mezzanine Loan (SOFR + 6.464%, 0.150% SOFR floor)	10.076%	8/9/26	14,000,000	10,082,400 (a)(g)
Residential — 5.0%
The Biltmore Mezzanine Loan (SOFR + 7.200%, 3.000% SOFR floor)	10.830%	4/11/28	43,000,000	43,000,000 (a)(g)
The Lodge Mezzanine Loan	7.400%	7/1/27	21,400,000	21,400,000 (a)
The Parker off Pearl Mezzanine Loan	7.400%	7/1/27	8,100,000	8,100,000 (a)
Total Residential				72,500,000

Total Investments in Real Estate Loans (Cost — $182,509,524)				178,591,924
Senior Lending — 8.0%
Industrial — 8.0%
73rd and Washington Senior Loan (SOFR + 6.000%, 3.000% SOFR floor)	9.621%	8/1/26	24,075,926	24,075,926 (a)(g)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
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Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Senior Lending — continued
Industrial — continued
National IOS Portfolio Senior Loan (SOFR + 3.700%, 3.500% SOFR floor)	7.312%	3/26/27	$66,500,000	$66,500,000 (a)(g)
Summit at Surprise Senior Loan (SOFR + 5.000%, 5.329% SOFR floor)	10.329%	9/1/26	27,296,731	27,296,731 (a)(g)

Total Senior Lending (Cost — $117,872,657)				117,872,657
Preferred Equity — 2.8%
Mixed-Use — 1.5%
Aertson Midtown	—	—	21,408,729	21,408,729 (a)(h)
Residential — 1.3%
Avilla Enclave	10.125%	3/13/33	10,861,064	10,861,064 (a)
Avilla Suncoast (SOFR + 6.750%, 4.620% SOFR floor)	11.370%	3/29/33	8,783,061	8,783,061 (a)(g)
Total Residential				19,644,125

Total Preferred Equity (Cost — $41,052,854)				41,052,854

Total Real Estate Lending (Cost — $341,435,035)				337,517,435

Total Private Real Estate (Cost — $1,242,095,219)				1,256,321,151
Publicly-Traded Real Estate Securities — 15.9%
Collateralized Mortgage Obligations(i) — 13.1%
280 Park Avenue Mortgage Trust, 2017- 280P E (1 mo. Term SOFR + 2.419%)	6.031%	9/15/34	2,130,000	2,118,546 (j)(k)
A10 Issuer LLC, 2025-FL6 A (1 mo. Term SOFR + 1.465%)	5.090%	5/15/42	2,500,000	2,503,125 (j)(k)
Anchor Mortgage Trust, 2025-RTL1 A2	6.358%	5/25/40	1,470,000	1,460,210 (j)
Angel Oak Mortgage Trust, 2025-6 A3	5.920%	4/25/70	704,555	705,698 (j)
Angel Oak Mortgage Trust, 2026-1 A3	5.174%	2/25/71	1,032,129	1,019,051 (j)
Arbor Realty Commercial Real Estate Notes LLC, 2025-FL1 D (1 mo. Term SOFR + 3.293%)	6.932%	1/20/43	1,170,000	1,175,119 (j)(k)
Arbor Realty Commercial Real Estate Notes LLC, 2025-FL1 E (1 mo. Term SOFR + 3.942%)	7.581%	1/20/43	720,000	721,349 (j)(k)
AREIT, 2025-CRE11 A (1 mo. Term SOFR + 1.550%)	5.186%	7/25/43	2,580,000	2,588,063 (j)(k)
Atrium Hotel Portfolio Trust, 2017-ATRM E (1 mo. Term SOFR + 3.347%)	6.973%	12/15/36	990,000	963,518 (j)(k)
Bank of America Merrill Lynch Commercial Mortgage Trust, 2017-BNK3 E	4.642%	2/15/50	1,000,000	851,583 (j)(k)
See Notes to Consolidated Financial Statements.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(i) — continued
BDS LLC, 2026-FL17 D (1 mo. Term SOFR + 2.250%)	5.889%	5/19/43	$2,380,000	$2,382,987 (j)(k)
Bellemeade RE Ltd., 2025-1 M2 (30 Day Average SOFR + 3.900%)	7.528%	10/25/35	2,400,000	2,451,943 (j)(k)
BF Mortgage Trust, 2019-NYT D (1 mo. Term SOFR + 2.297%)	5.923%	12/15/35	2,985,600	2,745,632 (j)(k)
BRAVO Residential Funding Trust, 2024- NQM5 A3	6.158%	6/25/64	567,779	569,420 (j)
BRAVO Residential Funding Trust, 2025- NQM1 A3	5.908%	12/25/64	535,086	535,764 (j)
BRAVO Residential Funding Trust, 2025- NQM7 A3	5.814%	7/25/65	1,520,566	1,520,734 (j)
BRAVO Residential Funding Trust, 2025- NQM8 A3	5.589%	6/25/65	854,669	851,625 (j)
BRAVO Residential Funding Trust, 2026- NQM1 A3	5.205%	12/25/65	1,443,472	1,433,089 (j)
BRES Commercial Mortgage Trust, 2025- ATCAP F (1 mo. Term SOFR + 5.189%)	8.814%	11/15/42	2,000,000	1,994,450 (j)(k)
BWAY Mortgage Trust, 2013-1515 F	4.058%	3/10/33	2,000,000	1,759,944 (j)(k)
BX Commercial Mortgage Trust, 2024-BIO2 D	7.970%	8/13/41	1,400,000	1,322,073 (j)(k)
BX Commercial Mortgage Trust, 2026- CSMO D (1 mo. Term SOFR + 2.450%)	6.075%	2/15/43	2,260,000	2,288,954 (j)(k)
BX Trust, 2026-CIP D (1 mo. Term SOFR + 2.100%)	5.725%	5/15/38	1,489,460	1,502,747 (j)(k)
BX Trust, 2026-CLS D (1 mo. Term SOFR + 3.450%)	7.075%	5/15/43	1,000,000	1,005,852 (j)(k)
CIP Commercial Mortgage Trust, 2025- SBAY E (1 mo. Term SOFR + 3.750%)	7.375%	10/15/37	2,200,000	2,213,169 (j)(k)
Citigroup Commercial Mortgage Trust, 2015-GC29 C	4.106%	4/10/48	1,600,000	1,432,770 (k)
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	9,217	9,037 (j)
Citigroup Commercial Mortgage Trust, 2017-P7 B	4.137%	4/14/50	1,500,000	1,434,205 (k)
COLT Mortgage Loan Trust, 2025-11 A3	5.409%	11/25/70	1,424,254	1,413,886 (j)
COLT Mortgage Loan Trust, 2026-1 B1	6.462%	2/25/71	1,000,000	989,938 (j)(k)
CSAIL Commercial Mortgage Trust, 2015-C3 C	4.338%	8/15/48	1,825,452	1,769,894 (k)
CSMC Trust, 2017-CHOP H (PRIME + 4.294%)	11.044%	7/15/32	1,000,000	939,647 (j)(k)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
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Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(i) — continued
DBWF Mortgage Trust, 2015-LCM B	3.535%	6/10/34	$2,000,000	$1,888,000 (j)(k)
Dwight Issuer LLC, 2025-FL1 A (1 mo. Term SOFR + 1.662%)	5.299%	6/18/42	1,000,000	1,003,750 (j)(k)
Dwight Issuer LLC, 2025-FL1 E (1 mo. Term SOFR + 4.938%)	8.575%	6/18/42	750,000	752,342 (j)(k)
Dwight Issuer LLC, 2026-FL2 D (1 mo. Term SOFR + 2.750%)	6.350%	1/18/44	1,800,000	1,801,098 (j)(k)(l)
Eagle RE Ltd., 2023-1 M1B (30 Day Average SOFR + 3.950%)	7.578%	9/26/33	980,576	1,000,941 (j)(k)
Eagle RE Ltd., 2023-1 M2 (30 Day Average SOFR + 5.200%)	8.828%	9/26/33	920,000	969,828 (j)(k)
Ellington Financial Mortgage Trust, 2025- INV1 B1	7.185%	3/25/70	750,000	750,568 (j)(k)
Ellington Financial Mortgage Trust, 2025- NQM5 B1	6.716%	11/25/70	1,395,500	1,387,588 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk Trust, 2021-MN1 M2 (30 Day Average SOFR + 3.750%)	7.378%	1/25/51	3,292,000	3,356,650 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk Trust, 2021-MN2 M2 (30 Day Average SOFR + 3.350%)	6.978%	7/25/41	2,412,987	2,426,861 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk Trust, 2026-MN14 B1 (30 Day Average SOFR + 4.300%)	7.890%	6/25/46	2,250,000	2,264,235 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5140 NI, IO	2.500%	5/25/49	3,473,138	489,724
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5159 IP, IO, PAC	3.000%	11/25/51	4,542,309	652,928
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5408 GI, IO, PAC	6.500%	4/25/54	2,215,551	378,503
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5408 PI, IO, PAC	6.500%	3/25/54	451,040	93,752
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5449 FQ (30 Day Average SOFR + 1.500%)	5.128%	9/25/54	4,024,865	4,053,782 (k)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5482 FC (30 Day Average SOFR + 1.300%)	4.928%	12/25/54	3,344,554	3,371,979 (k)
See Notes to Consolidated Financial Statements.
14|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(i) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5523 IQ, IO, PAC	6.500%	4/25/55	$2,686,142	$507,789
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5549 AF (30 Day Average SOFR + 1.500%)	5.128%	6/25/55	6,759,227	6,836,976 (k)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2020-DNA2 B2 (30 Day Average SOFR + 4.914%)	8.542%	2/25/50	750,000	822,337 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	9.878%	10/25/33	725,000	908,875 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	9.128%	1/25/34	1,500,000	1,834,051 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2021-HQA4 B2 (30 Day Average SOFR + 7.000%)	10.628%	12/25/41	640,000	656,830 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2025-DNA1 M2 (30 Day Average SOFR + 1.350%)	4.978%	1/25/45	1,580,000	1,581,034 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2025-DNA2 M2 (30 Day Average SOFR + 1.500%)	5.128%	5/25/45	1,150,000	1,151,962 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-1 M2	4.000%	1/25/56	1,420,489	1,384,665 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Securitized Participation Interests Trust, 2017-SPI1 B	4.105%	9/25/47	152,779	111,860 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-DNA3 B2 (30 Day Average SOFR + 8.264%)	11.892%	7/25/49	750,000	820,505 (j)(k)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|15

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(i) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-FTR1 B2 (30 Day Average SOFR + 8.464%)	12.092%	1/25/48	$660,000	$778,429 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-FTR3 B2 (30 Day Average SOFR + 4.914%)	8.527%	9/25/47	800,000	876,898 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-FTR4 B2 (30 Day Average SOFR + 5.114%)	8.742%	11/25/47	750,000	826,983 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-HQA3 B2 (30 Day Average SOFR + 7.614%)	11.242%	9/25/49	970,000	1,091,121 (j)(k)
Federal Home Loan Mortgage Corp. (FHLMC) Whole Loan Securities Trust, 2017-SC01 M2	3.657%	12/25/46	530,000	494,923 (j)(k)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	6.728%	10/25/41	1,770,000	1,781,768 (j)(k)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B2 (30 Day Average SOFR + 6.000%)	9.628%	10/25/41	1,500,000	1,521,573 (j)(k)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1B2 (30 Day Average SOFR + 5.500%)	9.128%	12/25/41	695,000	708,281 (j)(k)
Federal National Mortgage Association (FNMA) — CAS, 2022-R01 1B1 (30 Day Average SOFR + 3.150%)	6.778%	12/25/41	1,010,000	1,018,166 (j)(k)
Federal National Mortgage Association (FNMA) — CAS, 2022-R02 2B2 (30 Day Average SOFR + 7.650%)	11.278%	1/25/42	1,000,000	1,033,971 (j)(k)
Federal National Mortgage Association (FNMA) — CAS, 2024-R01 1B2 (30 Day Average SOFR + 4.000%)	7.628%	1/25/44	340,000	359,128 (j)(k)
Federal National Mortgage Association (FNMA) — CAS, 2024-R02 1B1 (30 Day Average SOFR + 2.500%)	6.128%	2/25/44	1,000,000	1,025,388 (j)(k)
Federal National Mortgage Association (FNMA) REMIC, 2020-15 IA, IO	3.000%	3/25/50	3,309,976	459,306
See Notes to Consolidated Financial Statements.
16|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(i) — continued
Federal National Mortgage Association (FNMA) REMIC, 2021-78 CI, IO	4.500%	11/25/51	$2,163,551	$485,941
Federal National Mortgage Association (FNMA) REMIC, 2022-62 FM (30 Day Average SOFR + 0.650%)	4.278%	9/25/52	9,225,425	9,112,947 (k)
Federal National Mortgage Association (FNMA) REMIC, 2024-19 PI, IO, PAC	6.500%	1/25/54	2,434,579	468,404
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	9.992%	7/25/31	654,709	627,275 (j)(k)
FS Rialto Issuer LLC, 2025-FL10 D (1 mo. Term SOFR + 2.696%)	6.335%	8/19/42	1,000,000	1,000,000 (j)(k)
Government National Mortgage Association (GNMA), 2015-152 PI, IO, PAC	4.000%	10/20/45	2,286,231	443,175
Government National Mortgage Association (GNMA), 2023-184 HI, IO	7.000%	12/20/53	946,040	195,714
Government National Mortgage Association (GNMA), 2024-151 KS, IO (-1.000 x 30 Day Average SOFR + 6.050%)	2.441%	9/20/54	4,456,525	330,753 (k)
Government National Mortgage Association (GNMA), 2025-175 LS, IO (-1.000 x 30 Day Average SOFR + 5.950%)	2.341%	10/20/55	2,144,637	206,286 (k)
Government National Mortgage Association (GNMA), 2025-214 S, IO (-1.000 x 30 Day Average SOFR + 6.600%)	2.991%	12/20/55	2,495,414	234,530 (k)
Greystone CRE Notes LLC, 2025-FL4 A (1 mo. Term SOFR + 1.481%)	5.106%	1/15/43	1,480,000	1,483,707 (j)(k)
Greystone CRE Notes LLC, 2025-HC4 D (1 mo. Term SOFR + 3.940%)	7.565%	10/15/42	2,000,000	1,994,036 (j)(k)
GS Mortgage Securities Corp. Trust, 2017- 375H A	3.591%	9/10/37	2,500,000	2,432,579 (j)(k)
GS Mortgage Securities Trust, 2014-GC24 B	4.449%	9/10/47	746,743	730,415 (k)
GS Mortgage Securities Trust, 2015-GC28 D	4.571%	2/10/48	210,643	202,430 (j)(k)
Home RE Ltd., 2023-1 M2 (30 Day Average SOFR + 6.000%)	9.628%	10/25/33	500,000	534,106 (j)(k)
Home RE Ltd., 2026-1 M1C (30 Day Average SOFR + 2.600%)	6.228%	1/25/36	1,550,000	1,561,230 (j)(k)
HOMES Trust, 2024-NQM1 A1	5.915%	7/25/69	589,350	591,940 (j)
HOMES Trust, 2025-NQM1 A3	5.961%	1/25/70	645,759	646,707 (j)
HOMES Trust, 2026-NQM1 A2	5.053%	9/25/70	1,024,228	1,012,031 (j)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|17

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(i) — continued
INCREF LLC, 2026-FL2 D (1 mo. Term SOFR + 2.600%)	6.270%	12/19/43	$1,780,000	$1,786,216 (j)(k)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-JP1 C	4.912%	1/15/49	1,700,000	1,547,273 (k)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (PRIME + 0.964%)	7.714%	10/15/32	80,707	80,562 (j)(k)
JPMorgan Mortgage Trust, 2015-4 B2	3.507%	6/25/45	263,189	244,144 (j)(k)
JPMorgan Mortgage Trust, 2025-NQM5 A1	4.879%	5/25/66	1,359,535	1,345,813 (j)(k)
KREF Ltd., 2021-FL2 C (1 mo. Term SOFR + 2.114%)	5.751%	2/15/39	928,500	929,317 (j)(k)
LHOME Mortgage Trust, 2024-RTL5 A1	5.323%	9/25/39	1,500,000	1,502,577 (j)
LHOME Mortgage Trust, 2025-RTL1 M1	7.023%	1/25/40	500,000	504,009 (j)(k)
LHOME Mortgage Trust, 2026-RTL1 M1	5.993%	1/25/41	1,150,000	1,140,488 (j)(k)
LHOME Mortgage Trust, 2026-RTL1 M2	7.694%	1/25/41	800,000	800,462 (j)(k)
MF1 LLC, 2025-FL17 D (1 mo. Term SOFR + 2.741%)	6.378%	2/18/40	2,340,000	2,341,474 (j)(k)
MF1 LLC, 2025-FL17 E (1 mo. Term SOFR + 3.490%)	7.127%	2/18/40	360,000	359,101 (j)(k)
MF1 LLC, 2025-FL19 D (1 mo. Term SOFR + 3.440%)	7.077%	5/18/42	1,000,000	1,006,250 (j)(k)
MF1 LLC, 2026-FL21 A (1 mo. Term SOFR + 1.350%)	4.987%	2/18/41	2,650,000	2,651,034 (j)(k)
MF1 Ltd., 2021-FL7 E (1 mo. Term SOFR + 2.914%)	6.552%	10/16/36	1,000,000	987,723 (j)(k)
MF1 Ltd., 2022-FL8 D (1 mo. Term SOFR + 2.650%)	6.289%	2/19/37	2,715,000	2,712,455 (j)(k)
MF1 Trust, 2024-FL15 D (1 mo. Term SOFR + 4.038%)	7.675%	8/18/41	400,000	402,748 (j)(k)
MF1 Trust, 2024-FL16 A (1 mo. Term SOFR + 1.541%)	5.178%	11/18/39	1,000,000	1,002,345 (j)(k)
Morgan Stanley Capital I Trust, 2016-BNK2 B	3.485%	11/15/49	500,000	467,097
Morgan Stanley Residential Mortgage Loan Trust, 2025-NQM9 A3	5.321%	9/25/70	2,595,199	2,560,932 (j)
Morgan Stanley Residential Mortgage Loan Trust, 2026-DSC1 A2	5.020%	1/25/71	1,289,107	1,270,540 (j)
Morgan Stanley Residential Mortgage Loan Trust, 2026-NQM4 A3	5.552%	3/25/71	1,105,345	1,099,174 (j)
Multifamily CAS Trust, 2025-01 B1 (30 Day Average SOFR + 5.200%)	8.828%	5/25/55	1,000,000	1,058,412 (j)(k)
See Notes to Consolidated Financial Statements.
18|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(i) — continued
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.608%)	11.233%	1/15/39	$3,000,000	$1,376,025 (j)(k)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	8.818%	3/15/35	321,762	322,846 (j)(k)
New Residential Mortgage Loan Trust, 2017-1A B6	5.235%	2/25/57	1,555,752	1,449,819 (j)(k)
New Residential Mortgage Loan Trust, 2017-5A B5	5.537%	6/25/57	496,965	473,385 (j)(k)
New Residential Mortgage Loan Trust, 2017-6A B3	4.700%	8/27/57	523,822	514,228 (j)(k)
New Residential Mortgage Loan Trust, 2018-1A B6	5.535%	12/25/57	1,986,972	1,756,734 (j)(k)
New Residential Mortgage Loan Trust, 2022-NQM4 A3	6.000%	6/25/62	684,210	680,554 (j)
New Residential Mortgage Loan Trust, 2024-RTL1 M1	9.298%	3/25/39	270,000	270,000 (j)(k)
New Residential Mortgage Loan Trust, 2024-RTL1 M2	9.298%	3/25/39	610,000	610,000 (j)(k)
New Residential Mortgage Loan Trust, 2025-NQM5 A3	5.464%	8/25/65	1,750,659	1,737,166 (j)
NRM FHT1 Excess Owner LLC, 2025-FHT1 A	6.545%	3/25/32	585,782	585,353 (j)
OBX Trust, 2024-NQM1 A1	5.928%	11/25/63	1,630,595	1,632,823 (j)
OBX Trust, 2025-NQM8 A3	5.826%	3/25/65	984,627	985,538 (j)
OBX Trust, 2025-NQM10 A3	5.706%	5/25/65	1,133,189	1,131,456 (j)
Opteum Mortgage Acceptance Corp. Trust, 2006-1 1AC1 (1 mo. Term SOFR + 0.714%)	4.363%	4/25/36	895,232	857,475 (k)
PFP Ltd., 2026-13 A (1 mo. Term SOFR + 1.500%)	5.137%	8/18/43	1,900,000	1,908,313 (j)(k)
PRPM LLC, 2025-RCF3 A2	5.250%	7/25/55	1,000,000	992,112 (j)
PRPM LLC, 2025-RCF5 A3	5.460%	10/25/55	2,000,000	1,993,888 (j)
Santander Mortgage Asset Receivable Trust, 2025-NQM2 A3	6.036%	2/25/65	786,353	789,854 (j)
SHOPS Commercial Mortgage Trust, 2026- CSTL A	4.971%	5/5/39	2,370,000	2,355,023 (j)(k)
STWD LLC, 2025-FL4 A (1 mo. Term SOFR + 1.450%)	5.089%	11/19/42	2,850,000	2,855,344 (j)(k)
Toorak Mortgage Trust, 2024-RRTL2 B2	9.191%	9/25/39	900,000	905,368 (j)(k)
Towd Point Mortgage Trust, 2017-3 B5	3.799%	7/25/57	1,176,648	666,983 (j)(k)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|19

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations(i) — continued
UBS Commercial Mortgage Trust, 2017-C3 C	4.495%	8/15/50	$1,600,000	$1,508,889 (k)
UBS Commercial Mortgage Trust, 2018- C15 C	5.307%	12/15/51	650,000	615,191 (k)
Verus Securitization Trust, 2023-7 B1	7.922%	10/25/68	590,000	591,954 (j)(k)
Verus Securitization Trust, 2024-4 B1	7.643%	6/25/69	240,000	243,307 (j)(k)
Verus Securitization Trust, 2024-4 B2	7.994%	6/25/69	320,000	322,175 (j)(k)
Verus Securitization Trust, 2024-8 B1	7.032%	10/25/69	1,000,000	1,005,305 (j)(k)
Verus Securitization Trust, 2024-INV1 A3	6.470%	3/25/69	613,002	615,323 (j)
Verus Securitization Trust, 2025-8 A1	4.869%	9/25/70	1,319,872	1,309,104 (j)(k)
Verus Securitization Trust, 2025-11 A3	5.270%	11/25/70	2,745,901	2,722,724 (j)
Verus Securitization Trust, 2025-R1 A3	5.774%	5/25/65	797,361	798,148 (j)
Verus Securitization Trust, 2025-R1 B1	6.400%	5/25/65	1,050,000	1,042,436 (j)(k)
Wells Fargo Commercial Mortgage Trust, 2015-C28 D	4.271%	5/15/48	426,549	417,210 (k)

Total Collateralized Mortgage Obligations (Cost — $193,300,643)				192,045,775
Asset-Backed Securities — 1.9%
Abry Liquid Credit CLO Ltd., 2025-2A A1 (3 mo. Term SOFR + 1.310%)	4.995%	1/15/38	400,000	401,245 (j)(k)
AGL CLO Ltd., 2024-35A C (3 mo. Term SOFR + 1.900%)	5.572%	1/21/38	500,000	502,288 (j)(k)
AGL CLO Ltd., 2025-42A B (3 mo. Term SOFR + 1.650%)	5.314%	7/22/38	500,000	501,760 (j)(k)
AIMCO CLO Ltd., 2021-16A BR (3 mo. Term SOFR + 1.650%)	5.330%	7/17/37	500,000	500,000 (j)(k)
Antares CLO Ltd., 2018-1A A1R (3 mo. Term SOFR + 1.370%)	5.045%	4/20/38	300,000	298,874 (j)(k)
Apex Credit CLO LLC, 2021-2A A2R (3 mo. Term SOFR + 1.850%)	5.525%	10/20/34	470,000	471,281 (j)(k)
Apidos CLO Ltd., 2017-28A A2R (3 mo. Term SOFR + 1.650%)	5.325%	10/20/38	750,000	752,700 (j)(k)
Apidos CLO Ltd., 2023-45A CR (3 mo. Term SOFR + 1.900%)	5.567%	7/26/38	500,000	502,373 (j)(k)
Apidos Loan Fund Ltd., 2024-1A A1R (3 mo. Term SOFR + 1.250%)	4.917%	10/25/38	560,000	561,190 (j)(k)
Apollo Aviation Securitization Equity Trust, 2024-1A A2	6.261%	5/16/49	772,712	786,429 (j)
Argent Securities Inc., Asset-Backed Pass- Through Certificates, 2003-W3 M1 (1 mo. Term SOFR + 1.239%)	3.915%	9/25/33	220,596	207,705 (k)
See Notes to Consolidated Financial Statements.
20|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Atlas Senior Loan Fund Ltd., 2025-26A AN (3 mo. Term SOFR + 1.340%)	5.004%	10/22/38	$330,000	$331,111 (j)(k)
Atlas Senior Loan Fund Ltd., 2025-26A AY (3 mo. Term SOFR + 1.330%)	4.994%	10/22/38	120,000	120,342 (j)(k)
Avis Budget Rental Car Funding AESOP LLC, 2024-2A D	7.430%	10/20/28	1,000,000	1,013,857 (j)
CarVal CLO Ltd., 2024-3A B (3 mo. Term SOFR + 1.750%)	5.425%	10/20/37	390,000	391,509 (j)(k)
CIFC Funding Ltd., 2018-4A CR (3 mo. Term SOFR + 1.750%)	5.430%	1/17/38	500,000	501,743 (j)(k)
Dividend Solar Loans LLC, 2018-1 B	4.290%	7/20/38	1,464,118	1,363,433 (j)
Driven Brands Funding LLC, 2024-1A A2	6.372%	10/20/54	982,500	992,698 (j)
GGAM Master Trust International Ltd., 2025-1A A	5.923%	9/30/60	985,978	981,621 (j)
Hardee’s Funding LLC, 2024-1A A2	7.253%	3/20/54	977,500	999,147 (j)
Home Partners of America Trust, 2021-2 F	3.799%	12/17/26	479,673	474,369 (j)
HSI Asset Securitization Corp. Trust, 2005-I1 2A4 (1 mo. Term SOFR + 0.894%)	4.543%	11/25/35	328,767	309,038 (k)
Invesco US CLO Ltd., 2023-3A BR (3 mo. Term SOFR + 1.750%)	5.423%	7/15/38	470,000	471,414 (j)(k)
Long Beach Mortgage Loan Trust, 2005-1 M4 (1 mo. Term SOFR + 1.389%)	5.038%	2/25/35	113,321	111,802 (k)
MetroNet Infrastructure Issuer LLC, 2025-2A C	7.830%	8/20/55	970,000	990,284 (j)
Morgan Stanley ABS Capital Inc. Trust, 2004-HE6 A2 (1 mo. Term SOFR + 0.794%)	4.443%	8/25/34	2,171,813	2,044,241 (k)
Morgan Stanley ABS Capital Inc. Trust, 2005-HE2 M2 (1 mo. Term SOFR + 0.774%)	4.423%	1/25/35	825,399	809,043 (k)
National Collegiate Student Loan Trust, 2006-3 B (1 mo. Term SOFR + 0.474%)	4.123%	1/26/32	744,091	724,406 (k)
Neighborly Issuer LLC, 2023-1A A2	7.308%	1/30/53	1,199,700	1,201,533 (j)
NRM Excess LLC, 2024-FNT1 A	7.398%	11/25/31	403,545	403,636 (j)
Phantom Aviation, 2026-1A B	6.027%	1/15/51	788,207	768,669 (j)
RAAC Trust, 2007-SP1 M3 (1 mo. Term SOFR + 1.614%)	5.263%	3/25/37	588,482	472,489 (k)
SEB Funding LLC, 2024-1A A2	7.386%	4/30/54	997,500	1,011,331 (j)
ServiceMaster Funding LLC, 2021-1 A2II	3.113%	7/30/51	899,166	776,955 (j)
Switch ABS Issuer LLC, 2025-1A A2	5.036%	3/25/55	1,000,000	975,771 (j)
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|21

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026
 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Symphony CLO Ltd., 2020-24A C1R (3 mo. Term SOFR + 1.800%)	5.466%	10/23/35	$330,000	$331,112 (j)(k)
Trinitas CLO Ltd., 2021-16A A1R (3 mo. Term SOFR + 1.130%)	4.805%	7/20/34	320,000	320,345 (j)(k)
Trinitas CLO Ltd., 2021-18A BR (3 mo. Term SOFR + 1.750%)	5.425%	1/20/35	470,000	470,772 (j)(k)
Trinitas CLO Ltd., 2025-32A B1 (3 mo. Term SOFR + 1.750%)	5.416%	7/23/38	470,000	471,907 (j)(k)
Voya CLO Ltd., 2025-4A C (3 mo. Term SOFR + 1.900%)	5.573%	10/15/38	330,000	331,594 (j)(k)
Wave LLC, 2019-1 A	3.597%	9/15/44	745,307	732,634 (j)
Wave LLC, 2019-1 B	4.581%	9/15/44	699,120	684,915 (j)
Willis Engine Structured Trust, 2025-A B	6.070%	6/15/50	964,850	965,505 (j)

Total Asset-Backed Securities (Cost — $28,054,794)				28,035,071
Mortgage-Backed Securities — 0.4%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	3/1/40	1,508,773	1,496,069
FNMA — 0.3%
Federal National Mortgage Association (FNMA)	4.500%	4/1/40	3,775,770	3,742,229

Total Mortgage-Backed Securities (Cost — $5,291,709)				5,238,298
			Shares
Preferred Stocks — 0.3%
Financials — 0.3%
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp., Non Voting Shares (3 mo. Term SOFR + 4.959%)	8.632%		72,596	1,811,270 (k)
Chimera Investment Corp., Non Voting Shares (3 mo. Term SOFR + 5.005%)	8.737%		76,166	1,724,398 (k)
MFA Financial Inc., Non Voting Shares (3 mo. Term SOFR + 5.607%)	9.340%		62,186	1,400,429 (k)

Total Preferred Stocks (Cost — $4,895,872)				4,936,097
See Notes to Consolidated Financial Statements.
22|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

 Clarion Partners Real Estate Income Fund Inc.
(Percentages shown based on Fund net assets)
	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 0.2%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	$1,600,000	$1,568,000 (j)

Financials — 0.1%
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Arbor Realty SR Inc., Senior Notes	8.500%	12/15/28	600,000	592,008 (j)
Arbor Realty SR Inc., Senior Notes	7.875%	7/15/30	1,080,000	1,016,957 (j)

Total Financials				1,608,965
Total Corporate Bonds & Notes (Cost — $3,263,277)				3,176,965

Total Publicly-Traded Real Estate Securities (Cost — $234,806,295)				233,432,206
Total Investments before Short-Term Investments (Cost — $1,476,901,514)				1,489,753,357
			Shares
Short-Term Investments — 1.5%
BNY Dreyfus Government Cash Management, Institutional Shares (Cost — $21,789,748)	3.546%		21,789,748	21,789,748 (m)
Total Investments — 103.1% (Cost — $1,498,691,262)				1,511,543,105
Other Liabilities in Excess of Other Assets — (3.1)%				(45,553,373)
Total Net Assets Applicable to Common Shareholders — 100.0%				$1,465,989,732

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|23

Consolidated schedule of investments (unaudited) (cont’d)
June 30, 2026
 Clarion Partners Real Estate Income Fund Inc.
(a)	Investment is valued using significant unobservable inputs (Note 1).
(b)	Investment is pledged as collateral pursuant to the loan agreement (Note 6).
(c)	Investment is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(d)	All or a portion of this security is pledged as collateral related to the mortgage note payable (Note 6).
(e)	Stated ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.
(f)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2026, the total market value of investments in Affiliated Companies was $190,949,152 and the cost was $181,791,846 (Note 14).

(g)	Floating rate investment. Interest rate disclosed is as of the most recent information available.
(h)
The Fund’s preferred equity investment is subject to a contractual distribution waterfall and includes two tranches.
Tranche A is entitled to priority distributions until return of invested capital and achievement of a 14% IRR hurdle.
Tranche B participates in subsequent distribution tiers, including return of invested capital and achievement of a
9.14% IRR hurdle. The Fund’s economic participation is limited to the IRR hurdles and does not include participation in residual distributions thereafter. The investment has no stated coupon or maturity date.

(i)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(k)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(l)	Securities traded on a when-issued or delayed delivery basis.
(m)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
BNY	—	Bank of New York
CAS	—	Connecticut Avenue Securities
CLO	—	Collateralized Loan Obligation
IO	—	Interest Only
PAC	—	Planned Amortization Class
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
At June 30, 2026, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	185	9/26	$20,164,739	$20,329,766	$(165,027)
See Notes to Consolidated Financial Statements.
24|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

 Clarion Partners Real Estate Income Fund Inc.
At June 30, 2026, the Fund had the following open swap contracts:
OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Amerant Bank N.A.	$15,250,000	1/20/31	5.028%*	1 mo. Term SOFR + 1.300%*	$114,169	$(154,100)	$268,269

†	Percentage shown is an annual percentage rate.
*	One time payment made at termination date.
Reference rate(s) and their value(s) as of period end used in this table:
Reference Index	Reference Rate
1 mo. Term SOFR	3.652%

Abbreviation(s) used in this table:
SOFR	—	Secured Overnight Financing Rate
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|25

Consolidated statement of assets and liabilities (unaudited)
June 30, 2026

Assets:
Investments, at value (Cost — $1,498,691,262)	$1,511,543,105
Cash	10,263,087
Receivable for Fund shares sold	3,798,161
Interest receivable	2,672,793
Deposits with brokers for open futures contracts	362,002
Deferred loan financing costs	307,908
OTC swaps, at value (premiums received — $154,100)	114,169
Receivable from brokers — net variation margin on open futures contracts	54,921
Principal paydown receivable	10,540
Receivable for securities sold	111
Other receivables	1,594,953
Prepaid expenses	1,000,593
Total Assets	1,531,722,343
Liabilities:
Loan payable (Note 6)	29,500,000
Mortgage note payable (net of deferred financing cost of $370,240) (Note 7)	14,879,760
Distributions payable to Common Shareholders	5,144,671
Real estate taxes and insurance payable	2,153,663
Tenant security deposits	1,951,072
Payable for securities purchased	1,830,699
Investment management fee payable	1,189,007
Interest and commitment fees payable	1,052,938
Deferred origination fees	826,484
Service and/or distribution fees payable	129,182
Directors’ fees payable	2,258
Accrued expenses and accounts payable	7,072,877
Total Liabilities	65,732,611
Total Net Assets Applicable to Common Shareholders	$1,465,989,732
Net Assets Applicable to Common Shareholders:
Common stock par value (Note 12)	$130,132
Paid-in capital in excess of par value	1,417,139,894
Total distributable earnings (loss), net of income taxes	48,719,706
Total Net Assets Applicable to Common Shareholders	$1,465,989,732
See Notes to Consolidated Financial Statements.
26|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

Net Assets:
Class I	$1,270,960,979
Class D	$5,581,269
Class S	$1,490,869
Class T	$130,194,317
Class U	$57,762,298
Common Shares Outstanding:
Class I	112,809,169
Class D	495,344
Class S	132,264
Class T	11,563,419
Class U	5,132,249
Net Asset Value Per Common Share:
Class I	$11.27
Class D	$11.27
Class S	$11.27
Class T	$11.26
Class U	$11.25
Maximum Public Offering Price Per Share:
Class T (based on maximum initial sales charge of 3.00% and dealer manager fee of 0.50%)	$11.67
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|27

Consolidated statement of operations (unaudited)
For the Six Months Ended June 30, 2026

Investment Income:
Rental income	$25,166,487
Interest – private real estate	14,483,515
Interest – real estate securities and other investments	8,103,455
Dividends from non-consolidated joint ventures and investments	5,442,874
Total Investment Income	53,196,331
Expenses: Fund Operating Expenses
Investment management fee (Note 2)	8,230,034
Interest expense (Note 6)	2,132,531
Transfer agent fees (Note 10)	1,393,013
Service and/or distribution fees (Notes 2 and 10)	819,670
Legal fees	706,242
Audit and tax fees	373,082
Amortization of deferred loan financing costs	253,152
Directors’ fees	222,242
Commitment fees (Note 6)	115,289
Fees recaptured by investment manager (Note 2)	10,475
Other fund operating expenses	576,493
Total Fund Operating Expenses	14,832,223
Private Real Estate Expenses
Real estate operating expenses	4,689,990
Real estate taxes and insurance	3,653,193
Real estate investment administration fees	624,745
Mortgage interest expense (Note 7)	345,047
Amortization of deferred mortgage financing costs	47,667
Other private real estate expenses	4,014,840
Total Private Real Estate Expenses	13,375,482
Total Expenses	28,207,705
Less: Fee waivers and/or expense reimbursements (Notes 2 and 10)	(81,173)
Net Expenses	28,126,532
Net Investment Income	25,069,799
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts (Notes 1, 3 and 5):
Net Realized Loss From:
Investment transactions	(1,699,666)
Futures contracts	685,053
Net Realized Loss	(1,014,613)
See Notes to Consolidated Financial Statements.
28|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	$(2,636,078)
Investments in non-consolidated joint ventures	2,918,925
Investments in real estate loans	(3,912,704)
Real estate investments	14,711,220
Futures contracts	(272,856)
Swap contracts	268,269
Change in Net Unrealized Appreciation (Depreciation)	11,076,776
Net Gain on Investments, Futures Contracts and Swap Contracts	10,062,163
Net Increase in Net Assets From Operations	35,131,962
Net Increase in Net Assets Applicable to Common Shareholders From Operations	$35,131,962
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|29

Consolidated statements of changes in net assets

For the Six Months Ended June 30, 2026 (unaudited) and the Year Ended December 31, 2025	2026	2025
Operations:
Net investment income, net of income taxes	$25,069,799	$50,101,565
Net realized loss	(1,014,613)	(1,369,440)
Change in net unrealized appreciation (depreciation)	11,076,776	(857,269)
Increase in Net Assets Applicable to Common Shareholders From Operations	35,131,962	47,874,856
Distributions to Common Shareholders From (Notes 1 and 11):
Total distributable earnings	(47,133,480)	(30,152,911)
Return of capital	—	(40,849,489)
Decrease in Net Assets From Distributions to Common Shareholders	(47,133,480)	(71,002,400)
Fund Share Transactions (Note 12):
Net proceeds from sale of shares	427,743,656 †, ‡	462,505,511 †, ‡
Reinvestment of distributions	19,798,301	32,230,910
Cost of shares repurchased through tender offer (Note 13)	(72,257,870)	(117,782,034)
Redemption fees (Note 1(m))	146,770	241,172
Cost of shares exchanged	(102,652,465)	(23,263,810)
Increase in Net Assets From Fund Share Transactions	272,778,392	353,931,749
Increase in Net Assets Applicable to Common Shareholders	260,776,874	330,804,205
Net Assets Applicable to Common Shareholders:
Beginning of period	1,205,212,858	874,408,653
End of period	$1,465,989,732	$1,205,212,858

†	Amount shown includes exchanges of $102,652,465 and $23,263,810, respectively (Note 12).
‡	Net of registration costs of $49,460 and $42,652, respectively.
See Notes to Consolidated Financial Statements.
30|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

Consolidated statement of cash flows (unaudited)
For the Six Months Ended June 30, 2026

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$35,131,962
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of real estate and portfolio securities	(295,391,012)
Sales of portfolio securities	78,533,563
Net purchases, sales and maturities of short-term investments	693,069
Net amortization of premium (accretion of discount)	(270,052)
Amortization of deferred mortgage financing costs	47,667
Amortization of deferred loan financing costs	253,152
Increase in receivable for securities sold	(111)
Decrease in interest and dividends receivable	1,107,874
Increase in prepaid expenses	(523)
Decrease in other receivables	268,710
Increase in principal paydown receivable	(10,540)
Increase in net premiums received for OTC swap contracts	154,100
Increase in receivable from brokers — net variation margin on open futures contracts	(17,342)
Increase in payable for securities purchased	1,830,699
Increase in investment management fee payable	266,879
Decrease in deferred origination fees	(24,654)
Increase in Directors’ fees payable	1,287
Increase in interest and commitment fees payable	813,429
Increase in tenant security deposits	101,821
Decrease in service and/or distribution fees payable	(13,270)
Increase in real estate taxes and insurance payable	451,089
Increase in accrued expenses and accounts payable	1,408,190
Net realized loss on investments	1,699,666
Change in net unrealized appreciation (depreciation) of investments and OTC swap contracts	(11,349,632)
Net Cash Used in Operating Activities*	(184,313,979)
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(25,767,994)
Proceeds from mortgage note payable	15,250,000
Proceeds from loan facility borrowings	260,400,000
Repayment of loan facility borrowings	(311,700,000)
Proceeds from sale of shares (net of receivable for Fund shares sold)	322,418,974‡
Loan financing costs paid	(46,129)
Payment for shares repurchased through tender offer (net of redemption fees)	(72,111,100)
Mortgage note financing costs paid	(417,907)
Net Cash Provided by Financing Activities	188,025,844
Net Increase in Cash and Restricted Cash	3,711,865
Cash and restricted cash at beginning of period	6,913,224
Cash and restricted cash at end of period	$10,625,089

*	Included in operating expenses is $1,779,438 paid for interest and commitment fees on borrowings and $2,851,104 paid for taxes.
‡	Net of registration costs of $49,460.
See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|31

Consolidated statement of cash flows (unaudited) (cont’d)
For the Six Months Ended June 30, 2026
The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.
June 30, 2026
Cash	$10,263,087
Restricted cash	362,002
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$10,625,089

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$19,798,301
See Notes to Consolidated Financial Statements.
32|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

Consolidated financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2026[2]	2025	2024	2023	2022	2021
Net asset value, beginning of period	$11.36	$11.60	$11.83	$12.38	$12.08	$10.18
Income (loss) from operations:
Net investment income, net of income taxes	0.22	0.58	0.61	0.58	0.61	0.59
Net realized and unrealized gain (loss)	0.09	(0.02)	(0.04)	(0.35)	0.34	1.88
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	—	—	—	(0.00)[3]	(0.00)[3]
Total income from operations	0.31	0.56	0.57	0.23	0.95	2.47
Less distributions to common shareholders from:
Net investment income	(0.40)[4]	(0.33)	(0.34)	(0.24)	(0.27)	(0.24)
Net realized gains	—	—	—	(0.00)[3]	(0.00)[3]	(0.01)
Return of capital	—	(0.47)	(0.46)	(0.54)	(0.38)	(0.32)
Total distributions to common shareholders	(0.40)	(0.80)	(0.80)	(0.78)	(0.65)	(0.57)
Net asset value, end of period	$11.27	$11.36	$11.60	$11.83	$12.38	$12.08
Total return[5]	2.79%	4.92%	5.08%	1.88%	7.83%	25.04%
Net assets applicable to common shareholders, end of period (millions)	$1,271	$989	$701	$504	$405	$146
Ratios to average net assets:
Gross expenses	4.14%[6]	2.98%	2.74%	3.10%	3.40%[7,8]	6.06%[8,9]
Net expenses10,†	4.13 [6,11]	2.95 [11]	2.74	3.10	2.15 [7,8,11]	4.71 [8,9,11]
Net investment income, net of income taxes	3.95 [6]	5.04	5.21	4.79	4.87 [8]	5.32 [8,9]
Portfolio turnover rate	6%	13%	12%[12]	4%	1%	16%

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|33

Consolidated financial highlights (cont’d)
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended June 30, 2026 (unaudited).
[3]	Amount represents less than $0.005 or greater than $(0.005) per share.
[4]
The actual source of the Fund’s current fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.
[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.
[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
[9]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.
[10]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of
Class I shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to
December 31, 2027 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022.

[11]	Reflects fee waivers and/or expense reimbursements.
[12]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 6%.
†
Included in the expense ratio are property level expenses and expenses related to borrowings of 1.92% and
0.43%, 1.01% and 0.19%, 0.95% and 0.11%, 1.07% and 0.40%, 1.20% and 0.47%, and 1.53% and 1.43%,
respectively, for the six months ended June 30, 2026 and for the years ended December 31, 2025, 2024, 2023,
2022 and 2021, respectively.

See Notes to Consolidated Financial Statements.
34|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class D Shares[1]	2026[2]	2025	2024	2023	2022	2021
Net asset value, beginning of period	$11.36	$11.60	$11.82	$12.37	$12.07	$10.18
Income (loss) from operations:
Net investment income, net of income taxes	0.23	0.55	0.58	0.52	0.57	0.51
Net realized and unrealized gain (loss)	0.06	(0.02)	(0.04)	(0.34)	0.35	1.92
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	—	—	—	(0.00)[3]	(0.00)[3]
Total income from operations	0.29	0.53	0.54	0.18	0.92	2.43
Less distributions to common shareholders from:
Net investment income	(0.38)[4]	(0.32)	(0.32)	(0.23)	(0.25)	(0.22)
Net realized gains	—	—	—	(0.00)[3]	(0.00)[3]	(0.01)
Return of capital	—	(0.45)	(0.44)	(0.50)	(0.37)	(0.31)
Total distributions to common shareholders	(0.38)	(0.77)	(0.76)	(0.73)	(0.62)	(0.54)
Net asset value, end of period	$11.27	$11.36	$11.60	$11.82	$12.37	$12.07
Total return[5]	2.60%	4.75%	4.71%	1.48%	7.65%	24.46%
Net assets applicable to common shareholders, end of period (000s)	$5,581	$24,875	$20,793	$18,753	$25,232	$5,637
Ratios to average net assets:
Gross expenses	4.08%[6,7]	3.20%[7]	3.06%[7]	3.58%	3.90%[8]	8.91%[8,9]
Net expenses10,†	4.08 [6,7]	3.20 [7]	3.06 [7]	3.48 [11]	2.40 [8,11]	5.02 [8,9,11]
Net investment income, net of income taxes	4.08 [6]	4.78	4.90	4.30	4.58 [8]	4.48 [8,9]
Portfolio turnover rate	6%	13%	12%[12]	4%	1%	16%

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|35

Consolidated financial highlights (cont’d)
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended June 30, 2026 (unaudited).
[3]	Amount represents less than $0.005 or greater than $(0.005) per share.
[4]
The actual source of the Fund’s current fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.
[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.
[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
[9]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.
[10]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of
Class D shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to
December 31, 2027 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022.

[11]	Reflects fee waivers and/or expense reimbursements.
[12]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 6%.
†
Included in the expense ratio are property level expenses and expenses related to borrowings of 1.92% and
0.43%, 1.01% and 0.19%, 0.95% and 0.11%, 1.07% and 0.40%, 1.20% and 0.47%, and 1.53% and 1.43%,
respectively, for the six months ended June 30, 2026 and for the years ended December 31, 2025, 2024, 2023,
2022 and 2021, respectively.

See Notes to Consolidated Financial Statements.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class S Shares[1]	2026[2]	2025	2024	2023	2022	2021
Net asset value, beginning of period	$11.35	$11.60	$11.82	$12.39	$12.09	$10.19
Income (loss) from operations:
Net investment income, net of income taxes	0.22	0.48	0.50	0.51	0.47	0.51
Net realized and unrealized gain (loss)	0.04	(0.02)	(0.02)	(0.41)	0.37	1.86
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	—	—	—	(0.00)[3]	(0.00)[3]
Total income from operations	0.26	0.46	0.48	0.10	0.84	2.37
Less distributions to common shareholders from:
Net investment income	(0.34)[4]	(0.29)	(0.30)	(0.21)	(0.23)	(0.20)
Net realized gains	—	—	—	(0.00)[3]	(0.00)[3]	(0.01)
Return of capital	—	(0.42)	(0.40)	(0.46)	(0.31)	(0.26)
Total distributions to common shareholders	(0.34)	(0.71)	(0.70)	(0.67)	(0.54)	(0.47)
Net asset value, end of period	$11.27	$11.35	$11.60	$11.82	$12.39	$12.09
Total return[5]	2.31%	4.08%	4.16%	0.82%	6.97%	23.86%
Net assets applicable to common shareholders, end of period (000s)	$1,491	$50,458	$31,481	$8,490	$65	$63
Ratios to average net assets:
Gross expenses	4.44%[6,7]	3.80%[7]	3.66%[7]	4.11%	28.21%[8]	51.72%[8,9]
Net expenses10,†	4.44 [6,7]	3.80 [7]	3.66 [7]	4.02 [11]	3.11 [8,11]	5.53 [8,9,11]
Net investment income, net of income taxes	3.83 [6]	4.20	4.26	4.34	3.72 [8]	4.66 [8,9]
Portfolio turnover rate	6%	13%	12%[12]	4%	1%	16%

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
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Consolidated financial highlights (cont’d)
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended June 30, 2026 (unaudited).
[3]	Amount represents less than $0.005 or greater than $(0.005) per share.
[4]
The actual source of the Fund’s current fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]
Performance figures, exclusive of sales charges that were in effect prior to June 23, 2023, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.
[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.
[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
[9]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.
[10]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of
Class S shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to
December 31, 2027 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022.

[11]	Reflects fee waivers and/or expense reimbursements.
[12]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 6%.
†
Included in the expense ratio are property level expenses and expenses related to borrowings of 1.92% and
0.43%, 1.01% and 0.19%, 0.95% and 0.11%, 1.07% and 0.40%, 1.20% and 0.47%, and 1.53% and 1.43%,
respectively, for the six months ended June 30, 2026 and for the years ended December 31, 2025, 2024, 2023,
2022 and 2021, respectively.

See Notes to Consolidated Financial Statements.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class T Shares[1]	2026[2]	2025	2024	2023	2022	2021
Net asset value, beginning of period	$11.35	$11.59	$11.81	$12.36	$12.07	$10.18
Income (loss) from operations:
Net investment income, net of income taxes	0.18	0.49	0.51	0.46	0.50	0.49
Net realized and unrealized gain (loss)	0.09	(0.01)	(0.04)	(0.35)	0.33	1.88
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	—	—	—	—	(0.00)[3]	(0.00)[3]
Total income from operations	0.27	0.48	0.47	0.11	0.83	2.37
Less distributions to common shareholders from:
Net investment income	(0.36)[4]	(0.31)	(0.29)	(0.21)	(0.22)	(0.20)
Net realized gains	—	—	—	(0.00)[3]	(0.00)[3]	(0.01)
Return of capital	—	(0.41)	(0.40)	(0.45)	(0.32)	(0.27)
Total distributions to common shareholders	(0.36)	(0.72)	(0.69)	(0.66)	(0.54)	(0.48)
Net asset value, end of period	$11.26	$11.35	$11.59	$11.81	$12.36	$12.07
Total return[5]	2.39%	4.25%	4.09%	0.90%	6.95%	23.97%
Net assets applicable to common shareholders, end of period (000s)	$130,194	$141,335	$121,147	$107,478	$94,642	$35,493
Ratios to average net assets:
Gross expenses	4.82%[6]	3.70%[7]	3.66%[7]	4.08%[7]	4.30%[8]	7.52%[8,9]
Net expenses10,†	4.82 [6]	3.70 [7]	3.66 [7]	4.08 [7]	3.04 [8,11]	5.56 [8,9,11]
Net investment income, net of income taxes	3.27 [6]	4.27	4.30	3.79	4.02 [8]	4.45 [8,9]
Portfolio turnover rate	6%	13%	12%[12]	4%	1%	16%

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|39

Consolidated financial highlights (cont’d)
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended June 30, 2026 (unaudited).
[3]	Amount represents less than $0.005 or greater than $(0.005) per share.
[4]
The actual source of the Fund’s current fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]
Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.
[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.
[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.
[9]	Ratios include the impact of other income and deferred tax expense. Refer to Notes 1 and 2.
[10]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of
Class T shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to
December 31, 2027 without the Board of Directors’ consent. In addition, the manager agreed to waive the Fund’s management fee from April 1, 2021 through December 31, 2022.

[11]	Reflects fee waivers and/or expense reimbursements.
[12]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 6%.
†
Included in the expense ratio are property level expenses and expenses related to borrowings of 1.92% and
0.43%, 1.01% and 0.19%, 0.95% and 0.11%, 1.07% and 0.40%, 1.20% and 0.47%, and 1.53% and 1.43%,
respectively, for the six months ended June 30, 2026 and for the years ended December 31, 2025, 2024, 2023,
2022 and 2021, respectively.

See Notes to Consolidated Financial Statements.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class U Shares[1]	2026[2]
Net asset value, beginning of period	$11.32
Income (loss) from operations:
Net investment loss, net of income taxes	(0.02)
Net realized and unrealized gain	0.07
Total income from operations	0.05
Less distributions to common shareholders from:
Net investment income[3]	(0.12)
Total distributions to common shareholders	(0.12)
Net asset value, end of period	$11.25
Total return[4]	0.45%
Net assets applicable to common shareholders, end of period (000s)	$57,762
Ratios to average net assets:
Gross expenses[5]	9.04%
Net expenses5,6,7,†	8.98
Net investment loss, net of income taxes[5]	(1.28)
Portfolio turnover rate[8]	6%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period May 4, 2026 (inception date) to June 30, 2026 (unaudited).
[3]
The actual source of the Fund’s current fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.
[6]	Reflects fee waivers and/or expense reimbursements.
[7]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses, to average net assets of
Class U shares did not exceed 2.50%. This expense limitation arrangement cannot be terminated prior to
December 31, 2027 without the Board of Directors’ consent.

[8]	For the six months ended June 30, 2026 (unaudited).
†	Included in the expense ratio are property level expenses and expenses related to borrowings of 6.09% and 1.36%, for the six months ended June 30, 2026.

See Notes to Consolidated Financial Statements.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|41

Consolidated financial highlights (cont’d)
	2026	2025	2024	2023	2022	2021
Supplemental data:
Loan and Mortgage Note Payable, End of Period (000s)	$44,750	$80,800	—	$7,000	—	$52,700
Asset Coverage Ratio for Loan and Mortgage Note Payable[1]	3,376%	1,592%	—	9,219%	—	455%
Asset Coverage, per $1,000 Principal Amount of Loan and Mortgage Note Payable[1]	$33,760	$15,916	—	$92,187	—	$4,553
Weighted Average Loan and Mortgage Note Payable (000s)	$91,569	$33,587	$10,848	$25,672	$49,119	$30,296
Weighted Average Interest Rate on Loan and Mortgage Note Payable	5.38%	6.05%	7.05%	6.67%	2.50%	2.03%
Series A Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	—	—	—	—	—	$125
Asset Coverage Ratio for Series A Cumulative Preferred Stock[2]	—	—	—	—	—	454%
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock[2]	—	—	—	—	—	$4,543

[1]
Represents value of Fund net assets plus the loan, mortgage note payable (for the period January 20, 2026 through June 30, 2026, and for the period May 12, 2020 through November 30, 2021, respectively) and Series A
Cumulative Preferred Stock, if any, at the end of the period divided by the loan and mortgage note payable outstanding, if any, at the end of the period.

[2]
Represents value of Fund net assets plus the loan, mortgage note payable and Series A Cumulative Preferred
Stock, if any, at the end of the period divided by the loan, mortgage note payable and Series A Cumulative
Preferred Stock outstanding, if any, at the end of the period.

See Notes to Consolidated Financial Statements.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

Notes to consolidated financial statements (unaudited)
1. Organization and significant accounting policies
Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), operating as an interval fund. The Board of Directors (the “Board”) authorized 700 million shares of $0.001 par value common stock.
The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund utilizes an Umbrella Partnership Real Estate Investment Trust (“UPREIT”) structure to hold all or substantially all of its assets in an operating partnership (the “Operating Partnership”). The Operating Partnership is a Delaware limited partnership of which the Fund is the sole member of the general partner and a limited partner. At June 30, 2026, the Operating Partnership was wholly-owned by the Fund.
The Fund’s investment objective is to provide current income and long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a portfolio of private commercial real estate and publicly traded real estate securities.
Generally, all investments made by the Fund or the Operating Partnership in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). The Fund also utilizes a wholly-owned taxable REIT subsidiary (the “TRS”) for certain investments and activities. As of June 30, 2026, 0.13% of the Fund’s net asset value is held in the TRS. Unless otherwise noted, each SPV is wholly-owned by the Fund or the Operating Partnership and these financial statements are consolidated financial statements of the Fund, the Operating Partnership, the TRS and each SPV. All intercompany transactions have been eliminated in consolidation. Investments which are joint ventures, where no party has control, are not consolidated and are carried at fair value as disclosed below.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|43

Notes to consolidated financial statements (unaudited) (cont’d)
yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.
Private commercial real estate
The fair values of private real estate lending investments are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The valuations of investments in real estate loans are prepared by independent external appraisers on a monthly basis. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.
The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.
Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.
The valuations of real estate investments are prepared by independent external appraisers. Limited scope, restricted appraisals are performed on a monthly basis and typically include a limited comparable sales analysis and a full discounted cash flow income approach. Annually, a full-scope, detailed appraisal report is completed and typically includes a market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis and direct capitalization method. The full-scope report is prepared by an additional third-party appraisal firm. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income. Development costs and
44|
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

major renovations are capitalized as a component of cost, while routine maintenance and repairs are expensed as incurred.
Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate, using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.
Real estate securities and other investments
The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Board.
Valuation oversight
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
|45

Notes to consolidated financial statements (unaudited) (cont’d)
for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio investment that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Real Estate Investments	—	—	$727,854,564	$727,854,564
Investments in Non- Consolidated Joint Ventures	—	—	190,949,152	190,949,152
Investments in Real Estate Loans	—	—	178,591,924	178,591,924
Senior Lending	—	—	117,872,657	117,872,657
Preferred Equity	—	—	41,052,854	41,052,854
Collateralized Mortgage Obligations	—	$192,045,775	—	192,045,775
Asset-Backed Securities	—	28,035,071	—	28,035,071
Mortgage-Backed Securities	—	5,238,298	—	5,238,298
Preferred Stocks	$4,936,097	—	—	4,936,097
Corporate Bonds & Notes	—	3,176,965	—	3,176,965
Total Long-Term Investments	4,936,097	228,496,109	1,256,321,151	1,489,753,357
Short-Term Investments†	21,789,748	—	—	21,789,748
Total Investments	$26,725,845	$228,496,109	$1,256,321,151	$1,511,543,105
Other Financial Instruments:
OTC Interest Rate Swaps‡	—	$114,169	—	$114,169
Total	$26,725,845	$228,610,278	$1,256,321,151	$1,511,657,274
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$165,027	—	—	$165,027

†	See Consolidated Schedule of Investments for additional detailed categorizations.
‡	Value includes any premium paid or received with respect to swap contracts.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of December 31, 2025	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate Investments	$517,749,410	—	—	$14,711,220	$195,393,934
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
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Notes to consolidated financial statements (unaudited) (cont’d)
Investments	Balance as of December 31, 2025	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Investments in Non- Consolidated Joint Ventures	$159,092,286	—	—	$2,918,925	$32,805,332
Investments in Real Estate Loans	181,632,023	—	—	(3,917,600)	877,501
Senior Lending	113,971,858	—	—	—	3,900,799
Preferred Equity	37,013,317	—	—	4,896	4,034,641
Total	$1,009,458,894	—	—	$13,717,441	$237,012,207

Investments (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2026	Net change in unrealized appreciation (depreciation) for investments still held at June 30, 2026[1]
Real Estate Investments	—	—	—	$727,854,564	$14,711,220
Investments in Non- Consolidated Joint Ventures	$(3,867,391) *	—	—	190,949,152	2,918,925
Investments in Real Estate Loans	—	—	—	178,591,924	(3,917,600)
Senior Lending	—	—	—	117,872,657	—
Preferred Equity	—	—	—	41,052,854	—
Total	$(3,867,391)	—	—	$1,256,321,151	$13,712,545

*	Amount represents return of capital from proceeds of issuance of mortgage note payable.
[1]
This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying
Consolidated Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 6/30/26 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input**
Real Estate Investments:
Healthcare	$ 207,300	Discounted cash flow	Discount rate Exit capitalization rate	7.25% to 9.25% 5.75% to 7.75%	Decrease Decrease
Industrial	$340,300	Discounted cash flow	Discount rate Exit capitalization rate	6.50% to 8.00% 5.50% to 7.00%	Decrease Decrease
Mixed-Use	$ 34,500	Discounted cash flow	Discount rate Exit capitalization rate	7.25% 6.50%	Decrease Decrease
Necessity Retail	$28,300	Discounted cash flow	Discount rate Exit capitalization rate	8.25% 7.00%	Decrease Decrease
Office	$37,400	Discounted cash flow	Discount rate Exit capitalization rate	8.00% 7.00%	Decrease Decrease
Residential	$ 71,400	Discounted cash flow	Discount rate Exit capitalization rate	7.00% 5.25% to 5.50%	Decrease Decrease
Investments in Non-Consolidated Joint Ventures:
Healthcare	$47,143	Discounted cash flow	Discount rate Exit capitalization rate	8.25% to 12.00% 7.00% to 8.25%	Decrease Decrease
Industrial	$ 20,343	Discounted cash flow	Discount rate Exit capitalization rate	6.75% 4.75%	Decrease Decrease
Residential	$ 123,464	Discounted cash flow	Discount rate Exit capitalization rate	7.00% to 7.75% 5.50% to 6.00%	Decrease Decrease
Investments in Real Estate Loans:
Healthcare	$ 46,010	Yield Method	Loan to value ratio	80.60%	Decrease
Industrial	$ 50,000	Yield Method	Loan to value ratio	65.40%	Decrease
Office	$10,082	Yield Method	Loan to value ratio	77.64%	Decrease
Residential	$72,500	Yield Method	Credit spread Loan to value ratio	5.50% to 6.00% 68.42% to 107.29%	Decrease Decrease
Senior Lending:
Industrial	$ 117,873	Yield Method	Loan to value ratio	44.88% to 86.33%	Decrease
Preferred Equity:
Mixed-Use	$ 21,409	Yield Method	Credit spread Loan to value ratio	7.96% 91.62%	Decrease Decrease
Residential	$19,644	Yield Method	Credit spread Loan to value ratio	7.00% 68.99% to 88.02%	Decrease Decrease

* Real estate investments of $8,654,564 are fair valued at cost based on recent transaction prices as of June 30, 2026 in accordance with procedures approved by the Board and are not included in the table above.

** This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

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Notes to consolidated financial statements (unaudited) (cont’d)
(b) Private commercial real estate. The Fund’s investments in private commercial real estate (“CRE”) may include whole or partial interests in real properties, mortgage debt, mezzanine debt and preferred equity. The investments typically depend on the generation of cash flows, such as mortgage interest and rental and lease payments. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments.
(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2026, the Fund did not hold any credit default swaps to sell protection.
For average notional amounts of swaps held during the six months ended June 30, 2026, see Note 4.
Interest rate swaps
The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.
The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of
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Notes to consolidated financial statements (unaudited) (cont’d)
unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.
(h) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
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Notes to consolidated financial statements (unaudited) (cont’d)
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.
As of June 30, 2026, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.
(k) Security transactions and investment income. Investment transactions are accounted for on a trade date basis or the date the Fund obtains a right to the investment or to collect the proceeds from sale or incurs an obligation to the price of the investment purchased. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. Origination fees received in connection with CRE investments are deferred and recognized as income over the life of each respective investment. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
Future minimum rents expected to be received from tenants under noncancellable leases as of June 30, 2026 are as follows:

2026	$22,184,707
2027	37,774,081
2028	37,041,700
2029	36,112,738
2030	29,214,452
Thereafter	150,051,260
Total	$312,378,938
(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. The actual source of the Fund’s fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains.
Distributions to holders of Series A Cumulative Preferred Stock, if any, are accrued daily and paid semi-annually and are determined as described in Note 7. For tax purposes, the payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.
(m) Redemption fees. Common stock shares redeemed prior to 12 months from the original issue date are subject to a 2% early redemption fee. Shares acquired through dividend reinvestment are not subject to the redemption fee. The redemption fee is accounted for as an addition to paid-in capital.
(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.
(o) Federal and other taxes. The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”). To maintain its qualification as a REIT, the Fund must satisfy certain requirements relating to the sources of its income, the nature and diversification of its assets, the ownership of its shares and the distribution of its taxable income. The Fund intends to operate in a manner that will allow it to qualify as a REIT and to distribute sufficient taxable income to minimize U.S. federal income taxes. As a REIT, the Fund generally is not subject to U.S. federal income tax on the portion of its taxable income distributed to shareholders. The Fund may, however, be subject to certain state and local taxes. The Fund’s TRS is subject to federal, state and local income taxes, as applicable.
Due to concentration of ownership in the Fund’s shares, the Fund could be deemed a captive real estate investment trust (“Captive REIT”) in certain states. As a result, the Fund could be subject to income tax in such states on the gains realized from the disposition of real estate investments if the Fund were deemed a Captive REIT at the time of disposition. Beginning January 1, 2023, the Fund was no longer considered a Captive REIT, and accordingly has not accrued any related deferred tax liability in the current year.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2025, no additional provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.
(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
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Notes to consolidated financial statements (unaudited) (cont’d)
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Clarion Partners, LLC (“Clarion Partners”) is the Fund’s investment subadviser. Clarion Partners is a registered investment adviser and is responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Board and FTFA. For its services, the Fund pays FTFA a management fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily net assets. Clarion Partners receives an annual subadvisory fee, payable monthly, from FTFA in an amount equal to 70% of the management fee paid to FTFA, net of expense waivers and reimbursements. No subadvisory fee is paid by the Fund directly to Clarion Partners.
Western Asset Management Company, LLC (“Western Asset”) is the Fund’s securities subadviser. Western Asset, an affiliate of FTFA and Clarion Partners, is a registered investment adviser and has day-to-day responsibility for managing the portion of the Fund’s securities investments allocated to it by Clarion Partners, including publicly traded real estate securities and investments in cash, cash equivalents and other short-term investments to facilitate liquidity for the quarterly repurchases of common stock. FTFA, and not the Fund, pays Western Asset a fee based on the assets of the Fund allocated to Western Asset by Clarion Partners.
FTFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Templeton, Inc. (“Franklin Templeton”) (prior to August 17, 2026, known as Franklin Resources, Inc.) and Clarion Partners is an indirect, majority-owned subsidiary of Franklin Templeton.
FTFA has agreed to waive fees and/or reimburse the expenses (including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax, extraordinary expenses and acquired fund fees and expenses) to the extent necessary to ensure that the total annual fund operating expenses attributable to Class I shares, Class D shares, Class S shares, Class T shares and Class U shares did not exceed 1.75%, 2.00%, 2.60%, 2.60% and 2.50%, respectively, of the average net assets of that class per year. These arrangements cannot be terminated prior to December 31, 2027 without the Board’s consent.
During the six months ended June 30, 2026, fees waived and/or expenses reimbursed amounted to $81,173.
FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

Pursuant to these arrangements, at June 30, 2026, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA and respective dates of expiration as follows:

	Class I	Class D	Class U
Expires December 31, 2026	—	$10,352	—
Expires December 31, 2027	—	—	—
Expires December 31, 2028	$301,820	—	—
Expires December 31, 2029	75,783	—	$5,390
Total fee waivers/expense reimbursements subject to recapture	$377,603	$10,352	$5,390
For the six months ended June 30, 2026, fee waivers and/or expense reimbursements recaptured by FTFA were as follows:

	Class D	Class S
FTFA recaptured	$9,131	$1,344
Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s principal underwriter and distributor of the common stock pursuant to a distribution agreement with the Fund. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Templeton.
There is a maximum initial sales charge of 3.00% and a dealer manager fee of 0.50% for Class T shares. Certain participating broker-dealers may offer Class T shares subject to a dealer manager fee of up to 1.50%, provided that the sum of the sales load and dealer manager fee will not exceed 3.50% of the total purchase price. These purchases do not incur an initial sales charge.
For the six months ended June 30, 2026, Franklin Distributors did not retain any sales charges.
All officers and one Director of the Fund are employees of Franklin Templeton or its affiliates and do not receive compensation from the Fund.
Franklin Templeton and the Fund have entered an indemnification agreement (the “Agreement”) whereby Franklin Templeton agrees to be solely responsible for and fully indemnify the Fund against any tax liability or obligation, which may arise at the disposition of any real estate investment, due to the Fund’s Captive REIT status and Franklin Templeton’s ownership in the Fund. Such liability would be triggered only in certain states and only to the extent the Fund was considered a Captive REIT at the time of sale. The Fund may also be subject to other state income and franchise taxes; these taxes are not covered by, or indemnified against, under the Agreement. The Agreement is applicable to any period in which the Fund is considered a Captive REIT due to Franklin Templeton’s ownership in the Fund.
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
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Notes to consolidated financial statements (unaudited) (cont’d)
3. Investments
During the six months ended June 30, 2026, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$283,030,373	$12,360,639
Sales	63,044,460	15,489,103
At June 30, 2026, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,421,703,228	$134,015,514	$(44,175,637)	$89,839,877
Futures contracts	—	—	(165,027)	(165,027)
Swap contracts	(154,100)	268,269	—	268,269
As of June 30, 2026, the Fund has made commitments totaling $56,088,600, of which $4,715,943 was unfunded at June 30, 2026.
4. Investments in non-consolidated joint ventures
In accordance with requirements under Regulation S-X Rule 1-02(w)(2), the Fund evaluates whether its unconsolidated subsidiaries are significant subsidiaries under the rules. As of June 30, 2026, and December 31, 2025, none of the Fund’s unconsolidated subsidiaries met the qualifications of a significant subsidiary and, as such, no additional financial information or separate financial statements under either Reg S-X Rules 4-08(g) or 3-09 are included with this report.
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

5. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at June 30, 2026.

ASSET DERIVATIVES[1]
Interest Rate Risk
OTC swap contracts[2]	$114,169

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[3]	$165,027

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.
[3]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated
Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the
Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2026. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$685,053

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(272,856)
Swap contracts	268,269
Total	$(4,587)
Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report
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Notes to consolidated financial statements (unaudited) (cont’d)
During the six months ended June 30, 2026, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Futures contracts (to sell)	$20,599,420
Average Notional Balance**
Interest rate swap contracts	$13,071,429

*	Based on the average of the market values at each month-end during the period.
**	Based on the average of the notional amounts at each month-end during the period.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2026.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Amerant Bank N.A.	$114,169	—	$114,169	—	$114,169
Total	$114,169	—	$114,169	—	$114,169

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
6. Loan
The Fund has a revolving credit agreement with Bank of America, N.A. (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $175,000,000, with increases in commitments up to $300,000,000 with subsequent credit approval, all subject to availability under the borrowing base and restrictions imposed on borrowings under the 1940 Act. The initial maturity date of the Credit Agreement is November 15, 2026. Subject to certain conditions, the maturity date may be extended to November 15, 2027. Financing costs incurred by the Fund in connection with the Credit Agreement were $1,035,528. These financing costs are recorded as a deferred charge and amortized through the maturity date of the Credit Agreement. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.20% if the aggregate outstanding balance of the loan is equal to or greater than 50% of the current commitment. The interest on the loan is calculated at a variable rate based on Term SOFR or Daily Simple SOFR, plus any applicable margin. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. Pursuant to the Credit
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

Agreement, the Fund is required to pledge and grant to Bank of America, N.A., a lien on and security interests on and to unencumbered properties, subject to certain conditions. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the six months ended June 30, 2026, the Fund incurred commitment fees and interest expense of $115,289 and $2,132,531, respectively, related to the Credit Agreement. For the six months ended June 30, 2026, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $77,919,890 and the weighted average interest rate was 5.44%. At June 30, 2026, the Fund had $29,500,000 of borrowings outstanding per the Credit Agreement.
7. Mortgage note payable
On January 20, 2026, through a wholly-owned SPV, the Fund obtained a $15,250,000 mortgage note payable (the “Mortgage”) from Amerant Bank N.A., maturing on January 20, 2031. The Mortgage is collateralized by the property at Jedburg Logistics Park Building 2, Summerville, SC. Financing costs incurred by the Fund in connection with the Mortgage were $417,907. These financing costs are recorded as a deferred charge and amortized over the life of the Mortgage. The Mortgage provides for interest only monthly payments, calculated at a variable rate based on the 1-month SOFR plus 130 bps. Interest expense related to the Mortgage for the six months ended June 30, 2026 was $345,047. For the six months ended June 30, 2026, based on the number of days during the reporting period that the Fund had a mortgage balance outstanding, the average daily mortgage balance was $15,250,000 and the weighted average interest rate was 5.03%. At June 30, 2026, the Fund had $15,250,000 balance outstanding on the Mortgage. The carrying amount of the Mortgage as reported on the Consolidated Statement of Assets and Liabilities approximates its fair value.
8. Series A cumulative preferred stock
On January 7, 2020, the Fund issued 125 shares of Series A Cumulative Preferred Stock (the “Preferred Stock”), with a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the Fund.
On December 21, 2022, the Fund redeemed 125 shares of Preferred Stock at the Liquidation Preference value of $125,000 plus any accrued but unpaid dividends.
9. Distributions to common shareholders subsequent to June 30, 2026
The following distributions to common shareholders have been declared by the Fund and are payable subsequent to the period end of this report:

Record Date	Payable Date	Class I Amount	Class D Amount	Class S Amount	Class T Amount	Class U Amount
7/30/2026	7/31/2026	$0.067000	$0.064456	$0.058612	$0.059608	$0.060385
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Notes to consolidated financial statements (unaudited) (cont’d)
10. Class specific expenses, waivers and/or expense reimbursements
The Fund has adopted a Distribution and Service Plan and under that plan the Fund pays service and/or distribution fees with respect to its Class D, Class S, Class T and Class U shares calculated at the annual rate of 0.25%, 0.85%, 0.85% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.
For the six months ended June 30, 2026, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$1,256,282
Class D	$20,174	12,747
Class S	155,738	28,080
Class T	578,138	83,176
Class U†	65,620	12,728
Total	$819,670	$1,393,013

†	For the period May 4, 2026 (inception date) to June 30, 2026.
For the six months ended June 30, 2026, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$75,783
Class D	—
Class S	—
Class T	—
Class U†	5,390
Total	$81,173

†	For the period May 4, 2026 (inception date) to June 30, 2026.
11. Distributions to shareholders by class

	Six Months Ended June 30, 2026	Year Ended December 31, 2025
Net Investment Income:
Class I	$40,570,439	$24,881,040
Class D	529,852	638,688
Class S	1,159,588	1,128,508
Class T	4,265,520	3,504,675
Class U†	608,081	—
Total	$47,133,480	$30,152,911
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

	Six Months Ended June 30, 2026	Year Ended December 31, 2025
Return of Capital:
Class I	—	$33,707,450
Class D	—	865,260
Class S	—	1,528,840
Class T	—	4,747,939
Class U	—	—
Total	—	$40,849,489

†	For the period May 4, 2026 (inception date) to June 30, 2026.
12. Capital shares
At June 30, 2026, the Fund had 700 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2026		Year Ended December 31, 2025
	Shares	Amount	Shares	Amount
Class I
Shares issued	30,995,954 †	$351,756,467 †,*	33,857,824 †	$390,094,542 †,**
Shares issued on reinvestment	1,369,628	15,491,624	2,091,580	23,999,555
Shares repurchased through tender offer	(6,063,240)	(68,933,670)	(9,355,675)	(107,949,860)
Redemption fees	—	121,486	—	193,986
Shares exchanged	(499,327)	(5,668,246)	—	—
Net increase	25,803,015	$292,767,661	26,593,729	$306,338,223
Class D
Shares issued	78,482	$891,117 *	585,912	$6,743,650 **
Shares issued on reinvestment	29,865	338,113	84,437	969,208
Shares repurchased through tender offer	(18,884)	(214,668)	(265,974)	(3,068,795)
Redemption fees	—	1,633	—	5,326
Shares exchanged	(1,784,272)	(20,233,646)	(6,876)	(79,304)
Net increase (decrease)	(1,694,809)	$(19,217,451)	397,499	$4,570,085
Class S
Shares issued	501,376 ‡	$5,709,605 ‡,*	1,688,631 ‡	$19,472,223 ‡,**
Shares issued on reinvestment	82,140	929,411	192,398	2,206,284
Shares repurchased through tender offer	(65,681)	(746,016)	(150,304)	(1,724,629)
Redemption fees	—	6,429	—	9,745
Shares exchanged	(4,830,730)	(54,683,861)	—	—
Net increase (decrease)	(4,312,895)	$(48,784,432)	1,730,725	$19,963,623
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Notes to consolidated financial statements (unaudited) (cont’d)
	Six Months Ended June 30, 2026		Year Ended December 31, 2025
	Shares	Amount	Shares	Amount
Class T
Shares issued	1,041,030	$11,793,135 *	4,018,239	$46,195,096 **
Shares issued on reinvestment	226,501	2,559,372	440,824	5,055,863
Shares repurchased through tender offer	(208,118)	(2,363,516)	(436,667)	(5,038,750)
Redemption fees	—	17,222	—	32,115
Shares exchanged	(1,950,616)	(22,066,712)	(2,022,665)	(23,184,506)
Net increase (decrease)	(891,203)	$(10,060,499)	1,999,731	$23,059,818
Class U‡‡
Shares issued	5,089,640 ††	57,593,332 *,††	—	—
Shares issued on reinvestment	42,609	479,781	—	—
Shares repurchased through tender offer	—	—	—	—
Net increase	5,132,249	$58,073,113	—	—

†	Amounts shown include exchanges of 4,142,233 shares and $46,968,604 for the six months ended June 30, 2026, and 2,022,145 shares and $23,202,212 for the year ended December 31, 2025.
*	Net of registration costs of $42,891, $188, $50, $4,384 and $1,947 for Class I, Class D, Class S, Class T and Class U, respectively
**	Net of registration costs of $34,991, $880, $1,783 and $4,998 for Class I, Class D, Class S and Class T, respectively.
‡	Amounts shown include exchanges of 88,106 shares and $1,000,000 for the six months ended June 30, 2026, and 5,296 shares and $61,598 for the year ended December 31, 2025.
‡‡	For the period May 4, 2026 (inception date) to June 30, 2026.
††	Amounts shown include exchanges of 4,830,730 shares and $54,683,861 for the six months ended June 30, 2026.
13. Repurchase offers
Effective February 2, 2026, the Fund began operating as an interval fund that will offer to make quarterly repurchases between 5% and 25% of its outstanding shares at net asset value (“NAV”) pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund intends to offer to repurchase 5% of its outstanding common stock at NAV on a quarterly basis. Prior to February 2, 2026, the Fund operated as a tender offer fund for which the Board approved a tender offer for up to 5.0% of the Fund’s aggregate NAV on the announcement dates below. Results of repurchase and tender offers for the six months ended June 30, 2026, and year ended December 31, 2025, are shown below.

Announcement Date	Commencement Date	Expiration Date	Share Class	Total Shares Tendered	Total Shares Accepted	Purchase Price
6/18/2026	6/18/2026	7/20/2026	Class I	3,465,378	3,465,378	$11.29
			Class D	5,440	5,440	$11.29
			Class T	88,325	88,325	$11.28
			Class U	193,378	193,378	$11.28
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Announcement Date	Commencement Date	Expiration Date	Share Class	Total Shares Tendered	Total Shares Accepted	Purchase Price
3/19/2026	3/19/2026	4/20/2026	Class I	3,300,322	3,300,322	$11.36
			Class D	11,642	11,642	$11.36
			Class S	38,593	38,593	$11.35
			Class T	139,274	139,274	$11.35
11/14/2025	12/15/2025	1/14/2026	Class I	2,762,918	2,762,918	$11.38
			Class D	7,242	7,242	$11.38
			Class S	27,088	27,088	$11.37
			Class T	68,844	68,844	$11.37
8/1/2025	9/16/2025	10/15/2025	Class I	2,727,887	2,727,887	$11.46
			Class D	71,614	71,614	$11.45
			Class S	114,590	114,590	$11.45
			Class T	109,373	109,373	$11.44
5/12/2025	6/13/2025	7/15/2025	Class I	2,380,468	2,380,468	$11.52
			Class D	70,315	70,315	$11.52
			Class S	16,636	16,636	$11.51
			Class T	68,256	68,256	$11.50
2/14/2025	3/14/2025	4/15/2025	Class I	2,214,379	2,214,379	$11.58
			Class D	52,275	52,275	$11.57
			Class S	10,070	10,070	$11.57
			Class T	56,320	56,320	$11.56
11/15/2024	12/11/2024	1/14/2025	Class I	2,032,941	2,032,941	$11.62
			Class D	71,770	71,770	$11.62
			Class S	9,008	9,008	$11.61
			Class T	202,718	202,718	$11.60
14. Transactions with affiliated companies
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. The following companies were considered affiliated companies for all or some portion of the six months ended June 30, 2026. The following transactions were effected in such companies for the six months ended June 30, 2026.

	Affiliate Value at December 31, 2025	Purchased	Sold
		Cost	Proceeds
Fusion Life Science HQ, Carlsbad, CA	$15,736,312	$170,000	—
The Grand at Southern Hills, Las Vegas, NV	—	31,514,908	—
456 Sullivan Avenue, South Windsor, CT	24,064,251	—	$3,830,943 *
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Notes to consolidated financial statements (unaudited) (cont’d)
	Affiliate Value at December 31, 2025	Purchased	Sold
		Cost	Proceeds
7th Street Station, Corvallis, OR	$17,276,069	5,912	—
Gates at Marina, Marina, CA	27,148,928	281,447	$36,448
Highland Station, Louisville, KY	18,479,327	363,465	—
Martinique Bay, Henderson, NV	24,021,704	469,600	—
Mosaic at Largo Station, Largo, MD	32,365,695	—	—
Total	$159,092,286	$32,805,332	$3,867,391

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2026
Fusion Life Science HQ, Carlsbad, CA	—	$961,350	$(1,728,471)	$14,177,841
The Grand at Southern Hills, Las Vegas, NV	—	—	1,449,965	32,964,873
456 Sullivan Avenue, South Windsor, CT	—	903,800	109,303	20,342,611
7th Street Station, Corvallis, OR	—	315,875	3,702,863	20,984,844
Gates at Marina, Marina, CA	—	688,580	(82,038)	27,311,889
Highland Station, Louisville, KY	—	—	1,748,374	20,591,166
Martinique Bay, Henderson, NV	—	512,000	(1,192,997)	23,298,307
Mosaic at Largo Station, Largo, MD	—	530,418	(1,088,074)	31,277,621
Total	—	$3,912,023	$2,918,925	$190,949,152

*	Amount represents return of capital from proceeds of issuance of mortgage note payable.
15. Capital loss carryforward
As of December 31, 2025, the Fund had a capital loss carryforward of $3,856,106, which may be carried forward for 5 years and will be available to offset future taxable capital gains. If not utilized, the capital loss carryforwards of $2,486,666 and $1,369,440 expire on
12/31/2029 and 12/31/2030, respectively.
16. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as
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Clarion Partners Real Estate Income Fund Inc. 2026 Semi-Annual Report

the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, along with the related Notes to Consolidated Financial Statements. The Fund’s Consolidated Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Consolidated Financial Highlights.
17. Regulatory update
On July 4, 2025, President Trump signed the One Big Beautiful Bill Act (the “Act”) into law. Among other provisions, the Act makes permanent several taxpayer-favorable provisions originally enacted under the 2017 Tax Cuts and Jobs Act, including 100% bonus depreciation, modifications to the business interest expense limitation, and the deduction under Code Section 199A for 20% of qualified REIT dividends. The Act also increases the amount of assets the Fund may hold through a taxable REIT subsidiary (“TRS”) from 20% to 25%. These provisions have various effective dates. Management is currently evaluating the potential impact of the Act on the Fund’s financial position and results of operations.
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Funds from operations, adjusted funds from operations and funds available for distribution (unaudited)
The Fund believes funds from operations (“FFO”) is a meaningful supplemental non-GAAP operating metric. FFO is a standard REIT industry metric defined by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO as presented below is calculated as a net increase in net assets resulting from operations (computed in accordance with accounting principles generally accepted in the U.S. (“GAAP”)), excluding (i) gain or losses from sales of investments and (ii) the change in net unrealized appreciation (depreciation) of investments.
The Fund also believes that adjusted FFO (“AFFO”) is a meaningful non-GAAP supplemental disclosure of its operating results. AFFO further adjusts FFO in order for the Fund’s operating results to reflect the specific characteristics of its business by adjusting for items it believes are not related to its core operations. The Fund’s adjustments to FFO to arrive at AFFO include removing the impact of (i) amortization of premium (accretion of discount) on real estate securities, (ii) amortization of deferred origination fees and (iii) amortization of deferred loan and mortgage financing costs.
Furthermore, the Fund believes that funds available for distribution (“FAD”) is an additional meaningful non-GAAP supplemental disclosure that provides useful information for considering Fund operating results and certain other items relative to the amount of Fund distributions by removing the impact of certain non-cash items from Fund operating results. FAD is calculated as AFFO excluding (i) recurring tenant improvements, leasing commissions and other capital expenditures and adjusted for (ii) undistributed/(overdistributed) income attributable to non-consolidated joint ventures. FAD is not indicative of cash available to fund the Fund’s cash needs and does not represent cash flows from operating activities in accordance with GAAP, as it excludes adjustments for working capital items.
FFO, AFFO and FAD should not be considered more relevant or accurate than the GAAP methodology in evaluating the Fund’s operating performance. In addition, FFO, AFFO and FAD should not be considered alternatives to net income (loss) as indications of the Fund’s performance or as alternatives to cash flows from operating activities as indications of liquidity, but rather should be reviewed in conjunction with these and other GAAP measurements. Further, FFO, AFFO and FAD are not intended to be used as liquidity measures indicative of cash flow available to fund the Fund’s cash needs, including its ability to make distributions to stockholders.

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Clarion Partners Real Estate Income Fund Inc.

For the six months ended June 30, 2026:

Net increase in net assets applicable to common shareholders resulting from operations	$35,131,962
Adjustments to arrive at FFO:
Net realized loss on investments	1,014,613
Change in net unrealized appreciation (depreciation) of investments	(11,076,776)
FFO attributable to common shareholders	25,069,799
Adjustments to arrive at AFFO:
Amortization of premium (accretion of discount) on real estate securities	(270,052)
Amortization of deferred origination fees	(388,773)
Amortization of deferred loan and mortgage financing costs	300,819
Amount attributable to non-consolidated joint ventures for above adjustments	326,023
AFFO attributable to common shareholders	25,037,816
Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures	(706,007)
Undistributed/(overdistributed) income attributable to non-consolidated joint ventures	(649,164)
Amount attributable to non-consolidated joint ventures for above adjustments	(884,592)
FAD attributable to common shareholders	$22,798,053
Distributions to common shareholders	$(47,133,480)
Clarion Partners Real Estate Income Fund Inc.

69

Board approval of management and
subadvisory agreements (unaudited)
Background
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Clarion Partners Real Estate Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Franklin Templeton Fund Adviser, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Clarion Partners, LLC (“Clarion”) and Western Asset Management Company, LLC (“Western Asset,” and together with Clarion, the “Sub-Advisers”), with respect to the Fund.
At an in-person meeting (the “Contract Renewal Meeting”) held on May 12-13, 2026, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton Closed-end Funds”), certain portions of which are discussed below.
A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.
At an in-person meeting held on April 24, 2026, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton
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Clarion Partners Real Estate Income Fund Inc.

Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 24, 2026 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.
The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement, and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.
Board Approval of Management Agreement and Sub-Advisory Agreements
The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.
In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Board member may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.
After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s stockholders and approved the continuation of each such agreement for an additional one-year period.
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Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements
The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.
The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Templeton, Inc. (prior to August 17, 2026, known as Franklin Resources, Inc.), the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.
The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and the Fund’s other service providers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.
In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the
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Clarion Partners Real Estate Income Fund Inc.

Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.
The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.
Fund Performance
The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.
The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end real estate funds, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was above the median for the 1-, 3- and 5-year periods ended December 31, 2025. The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the period.
Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.
Management and Sub-Advisory Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees
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Board approval of management and
subadvisory agreements (unaudited) (cont’d)
(the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fees payable to Clarion and Western Asset under their Sub-Advisory Agreements with the Manager are paid by the Manager, not the Fund, and, accordingly, that the retention of Clarion and Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.
In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s actual total expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.
The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was below the Expense Group median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was above the Expense Group median based on both common share assets and total managed assets, which includes common share and leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were above the Expense Group median based on both common share and total managed assets. The Board took into account management’s discussion of the Fund’s expenses.
The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject to heightened regulatory requirements relative to institutional clients, and that the Manager coordinates and oversees the provision of services to the Fund by the Fund’s other service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.
The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the Sub-Advisory Fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.
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Clarion Partners Real Estate Income Fund Inc.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.
Manager Profitability
The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2025 and September 30, 2024. The Board also received profitability information with respect to the Franklin Templeton fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. In response to the Board’s request, the Manager provided and the Board reviewed information comparing the profitability of Franklin Templeton, Inc. with that of publicly traded peer fund management companies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund, it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.
Other Benefits to the Manager and the Sub-Advisers
The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s stockholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits received by the Manager and its affiliates, including the Sub-Advisers, were reasonable.
Clarion Partners Real Estate Income Fund Inc.
|75

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the NAV determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “DRIP”) by contacting your Selling Agent or SS&C Global Investor & Distribution Solutions, Inc. (the “Plan Agent”). An election to receive cash may be revoked or reinstated at the option of the stockholder. If you do not participate, you will receive all distributions in cash. All distributions will be wired to your account. The Fund will not pay distributions via check.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.
You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT.
76|
Clarion Partners Real Estate Income Fund Inc.

Clarion Partners
Real Estate Income Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Clarion Partners Real Estate Income Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Clarion Partners, LLC
Western Asset Management Company, LLC
Custodian
The Bank of New York Mellon
Transfer agent
SS&C Global Investor & Distribution Solutions, Inc.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Clarion Partners Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

92083-S 8/26
© 2026 Franklin Templeton. All rights reserved.

(b)	Not applicable

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrants acknowledge the Staff’s comment. In future filings on Form N-CSR, the certifications required by Rule 30a-2 and Item 19(a)(3) will include the designations “Principal Executive Officer” and “Principal Financial Officer” in the signature blocks, reflecting the capacity in which each signatory executes the certification, in conformity with the language of the Rule and Form N-CSR. The Registrants may also include each signatory’s actual title with respect to the Funds alongside the required designation.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Clarion Partners Real Estate Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 28, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 28, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 28, 2026